Harbor Funds
Harbor Strategic Growth Fund
Combined Proxy Statement/Prospectus
May 20, 2022
111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606
1-800-422-1050
www.harborcapital.com

Dear Shareholder:
I am writing to let you know that a special meeting of the shareholders of the Harbor Strategic Growth Fund (the “Existing Fund”), a series of Harbor Funds, will be held virtually on July 1, 2022 at 11:00 a.m. Central Time (the “Meeting”). The purpose of the Meeting is to vote on a proposal to reorganize the Existing Fund into a newly organized shell series (the “Acquiring Fund”) of Manager Directed Portfolios (the “MDP Trust”) with share classes as shown below:

Existing Fund		Acquiring Fund
Harbor Strategic Growth Fund		Mar Vista Strategic Growth Fund

Institutional Class	→	Institutional Shares
Administrative Class	→	Institutional Shares
Retirement Class	→	Retirement Shares
Investor Class	→	Investor Shares

If you are a shareholder of record of the Existing Fund as of the regular close of business of the New York Stock Exchange on May 6, 2022, you have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Existing Fund’s shareholders vote to approve the reorganization, shareholders of the Existing Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Existing Fund immediately prior to the time of the reorganization.
Harbor Capital Advisors, Inc. (“Harbor Capital”), the Existing Fund’s investment adviser, and Mar Vista Investment Partners, LLC (“Mar Vista”), the Existing Fund’s investment subadviser, recommended the reorganization to the Harbor Funds’ Board of Trustees (the “Harbor Funds Board”) because they believe the reorganization will benefit the Existing Fund and its shareholders. Shareholders are expected to benefit from a tax-free exchange and from continuity of portfolio management. In addition, shareholders are expected to benefit from Mar Vista’s services as investment adviser and from its strategic partnership with Diffractive Managers Group. In connection with the reorganization, Harbor Capital and Mar Vista entered into an asset purchase agreement pursuant to which Mar Vista agreed to acquire the assets related to the management of the Existing Fund.
As a result of the reorganization, the Acquiring Fund’s management fee will stay the same and shareholders of each share class will experience the same or lower total annual fund operating expenses, after giving effect to Mar Vista’s operating expense limitation agreement, which will be in place for at least two years following the closing of the reorganization. Shareholders of each share class of the Existing Fund would experience higher expenses as a result of the reorganization if the expense limitation agreement for the Acquiring Fund were not in place.
Mar Vista will become the investment adviser to the Acquiring Fund as a result of the reorganization and there will no longer be a sub-adviser. In addition, the Existing Fund’s independent public accounting firm, legal counsel, custodian, administrator, transfer agent and distributor will change as a result of the reorganization. The investment objective of the Acquiring Fund is identical to the investment objective of the Existing Fund. The principal investment strategies of the Acquiring Fund are substantively the same as those of the Existing Fund. The portfolio managers that currently manage the Existing Fund will be the portfolio managers of the Acquiring Fund. The principal risks of investments in the Existing Fund and the Acquiring Fund are largely the same, although the wording of some risks is different.
The proposed reorganization has been carefully reviewed and approved by the Harbor Funds Board and the Board of Trustees of the MDP Trust. The Harbor Funds Board recommends that you vote FOR the proposed reorganization.

More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.
If you have any questions before you vote, please call the Harbor Funds toll-free at the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus. Thank you for your participation in this important initiative.
Sincerely,
/s/ Charles F. McCain
Charles F. McCain
Chairman of the Board and President
Harbor Funds
A Proxy Card is enclosed along with the Combined Proxy Statement/Prospectus.
VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
To secure the largest possible representation at the Meeting, please vote via the Internet or by telephone, or mark, sign and return your Proxy Card. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting by following the instructions in the bold language that follows the accompanying Meeting notice.
Please vote your shares today.

You may vote by:
•Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card.
•Telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions.
•Mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Combined Proxy Statement/Prospectus by mail.
•At the meeting: attend the special shareholder meeting online on July 1, 2022 and vote your shares electronically.
If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, reminding you to vote.
THE BOARD OF TRUSTEES OF HARBOR FUNDS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Harbor Funds / Harbor Strategic Growth Fund
111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606
1-800-422-1050
www.harborcapital.com

Notice of Special Meeting of Shareholders to be held on July 1, 2022
To the shareholders of the Harbor Strategic Growth Fund, a series of Harbor Funds, a Delaware statutory trust (“Harbor Funds”):
NOTICE IS HEREBY GIVEN that Harbor Funds will hold a Special Meeting of the Shareholders (the “Meeting”) of the Harbor Strategic Growth Fund (the “Existing Fund”) virtually on July 1, 2022 at 11:00 a.m. Central Time. The purpose of the Meeting is to consider and act upon the following proposals:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Manager Directed Portfolios, a Delaware statutory trust (the “MDP Trust”), on behalf of its series Mar Vista Strategic Growth Fund (the “Acquiring Fund”), of all of the property and other assets of the Existing Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund; (ii) the assumption by the MDP Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Existing Fund reflected on the Existing Fund’s statement of assets and liabilities; (iii) the distribution of the shares of the Acquiring Fund to the shareholders of the Existing Fund according to their respective interests in complete liquidation of the Existing Fund; and (iv) the termination of the Existing Fund as a series of Harbor Funds as soon as practicable after the distribution (the “Proposal”).
2.To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
A copy of the Plan, which more completely describes the transaction proposed, is attached as Appendix A to the enclosed Combined Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Combined Proxy Statement/Prospectus.
The Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. To participate in the Meeting, shareholders must register in advance. If you wish to attend the Meeting, please send an email to attendameeting@astfinancial.com. Please put Harbor Strategic Growth Fund in the subject line and include in the body of the email your full name and address, your control number located on your proxy card or voting instruction form and your intent to attend the meeting. This request must be received before 11 a.m. Central time on June 29, 2022. A registration link will be sent back to you. There is no physical location for the Meeting.
Shareholders whose names are registered directly with Harbor Strategic Growth Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and electronically vote at the Meeting. We will admit to the Meeting (1) all shareholders of record on the Record date with proof of ownership; (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker; (3) persons who have been granted proxies; and (4) such other persons that we, in our sole discretion, may elect to admit. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. Obtaining a legal proxy may take several days and must be received by the scheduled time for commencement of the Meeting.
Shareholders of record of the Existing Fund at the regular close of business of the New York Stock Exchange on May 6, 2022 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Existing Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal.
The Board of Trustees of Harbor Funds recommends that the shareholders of the Existing Fund vote FOR the Proposal.
Important Notice Regarding the Availability of Proxy Materials for the
Meeting To Be Held on July 1, 2022.

The proxy statement is available on online at https://vote.proxyonline.com/harborfunds/docs/strategicgrowth.pdf.

By order of the Board of Trustees of Harbor Funds
/s/ Diana R. Podgorny
Diana R. Podgorny
Secretary of Harbor Funds

Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please vote in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Please vote your proxy regardless of the number of shares owned. Even if you plan to attend the Meeting online, we urge you to authorize your proxy prior to the Meeting. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. A quorum is the minimum percentage of shareholders of the Existing Fund who must be present at the Meeting or by proxy in order for voting on the proposal to take place. Voting by proxy will not prevent you from voting your shares at the Meeting. You may revoke your proxy at any time at, or before, the Meeting or vote electronically if you attend the Meeting online, as provided in the enclosed Combined Proxy Statement/Prospectus. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of Harbor Funds a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy). A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Existing Fund prior to the Meeting.
As a shareholder of the Existing Fund, you are asked to attend the Meeting either online or by proxy. Harbor Funds reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, Harbor Funds will issue a press release announcing the change, to be available at www.harborcapital.com, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the proxy materials.
If you hold your shares in “street name” through a broker, bank or other financial institution, you should contact your broker, bank or other financial institution for further instructions about voting electronically at the Meeting.

Combined Proxy Statement/Prospectus
Dated May 20, 2022
Harbor Funds / Harbor Strategic Growth Fund
111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606
1-800-422-1050
www.harborcapital.com

Manager Directed Portfolios / Mar Vista Strategic Growth Fund
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
1-844-737-MVIP (6847)
www.mvipfunds.com
This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the Harbor Strategic Growth Fund (the “Existing Fund”), a series of Harbor Funds.
At the Meeting, shareholders of the Existing Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Existing Fund into a newly-organized shell series (the “Acquiring Fund”) of Manager Directed Portfolios (the “MDP Trust”), as described more fully in the Plan (the “Reorganization”). The Existing Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”
If the Reorganization is approved by the Existing Fund’s shareholders, on the effective date of the proposed Reorganization Existing Fund shareholders will be issued shares of the class of the Acquiring Fund as shown in the table below:

Existing Fund		Acquiring Fund
Harbor Strategic Growth Fund		Mar Vista Strategic Growth Fund

Institutional Class	→	Institutional Shares
Administrative Class	→	Institutional Shares
Retirement Class	→	Retirement Shares
Investor Class	→	Investor Shares

The Meeting will be held virtually at 11:00 a. m. Central Time on July 1, 2022. The Board of Trustees of Harbor Funds (the “Harbor Funds Board” or “Harbor Funds Trustees”) is soliciting these proxies on behalf of the Existing Fund. The Harbor Funds Trustees believe that the proposed Reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of the Existing Fund’s shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to shareholders on or about May 25, 2022.
The Existing Fund and the Acquiring Fund are both series of registered, open-end management investment companies (mutual funds). If the Existing Fund’s shareholders vote to approve the Plan, shareholders of the Existing Fund will receive Acquiring Fund shares having a total dollar value
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equivalent to the total dollar value of their investment in the Existing Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. The Existing Fund will then be terminated as a series of Harbor Funds.
This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting on the Plan with respect to the Existing Fund and investing in the Acquiring Fund.
You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Existing Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:
1.The prospectus of Harbor Funds on behalf of the Harbor Strategic Growth Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-050163) (the “Existing Fund Prospectus”);
2.Statement of Additional Information of Harbor Funds on behalf of the Harbor Strategic Growth Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-050163);
3.Annual Report to shareholders of the Harbor Strategic Growth Fund for the fiscal year ended October 31, 2021 (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-365777); and
4.A statement of additional information (“SAI”) dated May 20, 2022, relating to this Proxy Statement/Prospectus.
You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-800-422-1050 or by writing to the Existing Fund at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
You may obtain copies of the Existing Fund Prospectus, related SAI, or annual or semi-annual reports of the Existing Fund without charge by contacting the Existing Fund at 1-800-422-1050; by visiting http://www harborcapital.com or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.
The Acquiring Fund is a newly organized shell series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Plan for the purpose of acquiring the assets and existing, known liabilities of the Existing Fund and will not commence operations until the date of the Reorganization. The Acquiring Fund does not have any annual or semi-annual reports to date.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.
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Table of contents

Overview	6
On what proposal am I being asked to vote?	6
What is the anticipated timing of the Reorganization?	7
Why is the Reorganization being proposed?	7
Will the portfolio management of the Existing Fund change?	8
Who will bear the expenses associated with the Reorganization?	8
What are the federal income tax consequences of the Reorganization?	8
Has the Board of the Existing Fund approved the proposed Reorganization?	9
How will the number of shares of the Acquiring Fund that I will receive be determined?	9
How do the fees of the Acquiring Fund compare to those of the Existing Fund?	9
Will I have to pay any redemption fees in connection with the Reorganization?	10
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Existing Fund?	10
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Existing Fund?	10
Do the fundamental investment and non-fundamental policies differ between the Existing Fund and the Acquiring Fund?	10
Do the principal risks associated with investments in the Existing Fund differ from the principal risks associated with investments in the Acquiring Fund?	11
How many votes am I entitled to cast?	11
How do I vote my shares?	11
What are the quorum and approval requirements for the Reorganization?	11
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	11
What happens if the Reorganization is not approved by the Existing Fund’s shareholders?	12
Comparison of the Existing Fund and the Acquiring Fund	13
Comparison of fee tables	13
Comparison of investment objectives, strategies and risks	15
Additional Information about the Acquiring Fund’s Investments	18
Comparison of fundamental and non-fundamental investment policies	19
Comparison of portfolio turnover	19
Comparison of fund performance	20
Comparison of investment advisers, subadvisers and other service providers	20
Comparison of share classes and distribution arrangements	23
Comparison of purchase, redemption and exchange procedures	25
Comparison of dividend and distribution policies and fiscal years	27
Comparison of business structures, shareholder rights and applicable law	28
Board considerations	30
The proposed Reorganization	30
Agreement and Plan of Reorganization	32
Description of the securities to be issued	33
Federal income tax consequences of the Reorganization	34
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Appendix A—Agreement and Plan of Reorganization
Appendix B—Existing Fund’s financial highlights
Appendix C—Additional MDP Trust Policies Applicable to the Acquiring Fund
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Overview
The following is a brief overview of the proposal to be voted upon at the Meeting scheduled for July 1, 2022. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as the Plan, the Existing Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.
Shareholders should read the entire Proxy Statement/Prospectus carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Existing Fund at 1-800-422-1050 (toll-free).
On what proposal am I being asked to vote?
As an Existing Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. Under the Plan, the Acquiring Fund will acquire all of the property and other assets of the Existing Fund and assume the Existing Fund’s stated liabilities. In exchange, the Existing Fund will receive shares of the Acquiring Fund, which will be distributed to shareholders of the Existing Fund in proportion to their ownership interests in the Existing Fund. As part of this process, the Existing Fund will be liquidated and terminated as a portfolio of Harbor Funds. The reorganization of the Existing Fund into the Acquiring Fund pursuant to the procedural steps and agreements set forth in the Plan is referred to as the “Proposal.”
As a result of the Reorganization (if approved by shareholders), each Existing Fund shareholder will become a shareholder of the Acquiring Fund and shareholders of the Existing Fund will receive shares in the Acquiring Fund equal in value to their holdings in the Existing Fund immediately prior to the closing of the Reorganization.
The Reorganization of the Existing Fund into the Acquiring Fund is currently scheduled to take place as of the opening of business on July 25, 2022, or such other date and time as the parties may agree (the “Closing Date”). The Plan contemplates the Reorganization of the Existing Fund into the Acquiring Fund as set forth below.

Existing Fund		Acquiring Fund
Harbor Strategic Growth Fund		Mar Vista Strategic Growth Fund

Institutional Class	→	Institutional Shares
Administrative Class	→	Institutional Shares
Retirement Class	→	Retirement Shares
Investor Class	→	Investor Shares

Mar Vista Investment Partners, LLC (“Mar Vista”), the Existing Fund’s investment sub-adviser and the Acquiring Fund’s investment adviser, recommended that the Administrative Class be closed due to the small size of the class. In order to ensure that the Administrative Class shareholders do not experience an increase in expenses, Mar Vista proposed that shareholders of the class receive Institutional Shares of the Acquiring Fund. If the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization. Existing Fund shareholders who do not wish to have their Existing Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the completion of the Reorganization. If you redeem your shares and they are held in a taxable account, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund shares in exchange for your Existing Fund shares as part of the Reorganization,
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you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “Federal income tax consequences of the Reorganization” below.
For more information regarding shareholder approval of the Reorganization, please refer to the “The proposed Reorganization” and “Voting information” sections below. The Plan is attached as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of an Acquiring Fund that I will receive be determined?” section below.
What is the anticipated timing of the Reorganization?
The Meeting is scheduled to occur on July 1, 2022. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the second quarter of 2022, and is currently scheduled to take place upon the opening of business on July 25, 2022.
Why is the Reorganization being proposed?
Harbor Capital Advisors, Inc. (“Harbor Capital”), the investment adviser to the Existing Fund, and Mar Vista Investment Partners, LLC, the Existing Fund’s investment subadviser, believe that the proposed Reorganization is in the best interests of the Existing Fund and its shareholders. As described in more detail below, the parties believe that shareholders of the Existing Fund will benefit from a tax-free reorganization, continuity of portfolio management, opportunities for growth, and the services offered by Mar Vista Investment Partners, LLC and other service providers to the Acquiring Fund.
The Existing Fund is the successor to another fund, the Roxbury/Mar Vista Strategic Growth Fund, which commenced operations as a series of the MDP Trust in 2011, and Mar Vista Investment Partners, LLC served as the sub-adviser and, eventually the investment adviser, to that fund before it was reorganized into the Existing Fund in 2017. In 2021, Mar Vista Investment Partners, LLC determined that it wished to become the primary investment adviser to the Existing Fund and proposed the reorganization back into the MDP Trust, because it believes the Fund will have better potential for growth if Mar Vista Investment Partners, LLC were to serve as its primary investment adviser.
Mar Vista Investment Partners, LLC has recently entered into a partnership with Diffractive Managers Group whereby Diffractive Managers Group will provide distribution and marketing services to Mar Vista Investment Partners, LLC, including with respect to the Acquiring Fund. In addition, Mar Vista Investment Partners, LLC was familiar with the MDP Trust and its service providers from when the predecessor fund was a series of the MDP Trust and believes that the Existing Fund and its shareholders will benefit from reorganizing back into the MDP Trust. Mar Vista Investment Partners, LLC believes that each of the service providers to the Acquiring Fund has strong capabilities and the ability to provide a high level of services for the Acquiring Fund following the Reorganization. In connection with the Reorganization, Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC have entered into an asset purchase agreement pursuant to which Mar Vista Investment Partners, LLC agreed to acquire the assets related to the management of the Existing Fund.
The Existing Fund is a substantially similar fund as the Acquiring Fund. The investment objective of the Acquiring Fund is identical to the investment objective of the Existing Fund. The principal investment strategies of the Acquiring Fund are substantively the same as those of the Existing Fund, and the fundamental investment policies of the Acquiring Fund and the Existing Fund are the same in substance. Mar Vista Investment Partners, LLC will serve as the investment adviser to the Acquiring Fund and the portfolio managers of the Existing Fund will continue to serve as the portfolio managers of the Acquiring Fund, subject to the oversight of the Board of Trustees of the MDP Trust. The proposed Reorganization is not expected to result in a reduction in the level or quality of services shareholders of the Existing Fund currently receive. Shareholders will benefit from a tax-free exchange of their Existing Fund shares for Acquiring Fund shares (although shareholders who hold shares of the Existing Fund in a taxable account may incur taxes with respect to any capital gains realized and distributed prior to the Reorganization). The proposed Reorganization has been carefully reviewed and approved by the Harbor
6

Funds Board and the Board of Trustees of the MDP Trust. The Harbor Funds Trustees recommend that you vote FOR the proposed Reorganization.
Will the portfolio management of the Existing Fund change?
No. As stated above, if the Reorganization is approved, Mar Vista Investment Partners, LLC will serve as the investment adviser to the Acquiring Fund and the same portfolio managers that currently manage the Existing Fund will be the portfolio managers of the Acquiring Fund. Mar Vista Investment Partners, LLC will be responsible for the investment of the Acquiring Fund’s assets and the daily business affairs of the Acquiring Fund, subject to the oversight of the Board of Trustees of the MDP Trust.
Who will bear the expenses associated with the Reorganization?
The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Existing Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the service provider conversion costs associated with the Reorganization, will be borne by Mar Vista Investment Partners, LLC. Neither the Existing Fund nor the Acquiring Fund will bear any related costs of the Reorganization (except that certain brokerage and transaction costs may be incurred by the Funds). Mar Vista Investment Partners, LLC will bear such expenses whether or not the Reorganization is consummated. Brokerage and transaction costs may be incurred by the Funds in connection with purchases and redemptions and other normal Fund operations; however, Mar Vista Investment Partners, LLC does not anticipate any repositioning of the Existing Fund’s portfolio as a consequence of the Reorganization.
What are the federal income tax consequences of the Reorganization?
The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Existing Fund and the Acquiring Fund receive a satisfactory opinion of Acquiring Fund counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal income tax consequences of the Reorganization” (although there can be no assurance that the Internal Revenue Service will agree with such opinion). Accordingly, no gain or loss is expected to be recognized by the Existing Fund or its shareholders as a direct result of its Reorganization (although taxable shareholders may incur taxes with respect to any capital gains realized and distributed prior to the Reorganization). In addition, the tax basis and holding period of a shareholder’s Existing Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Existing Fund shareholders may redeem their Existing Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.
For more detailed information about the tax consequences of the Reorganization, please refer to the “Federal income tax consequences of the Reorganization” section below.
Has the Board of the Existing Fund approved the proposed Reorganization?
The Harbor Funds Board has approved the Reorganization and the Plan and recommends that you vote to approve the Plan. The Harbor Funds Trustees believe that the proposed Reorganization is in the best interests of the Existing Fund and its shareholders, and that the interests of the Existing Fund’s shareholders will not be diluted as a result of the Reorganization.
As described in more detail below, Harbor Capital Advisors, Inc., Mar Vista Investment Partners, LLC and the Harbor Funds Board have engaged in discussions regarding how to pursue the best interests of the Existing Fund and its shareholders. Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC proposed that the Harbor Funds Board approve the Reorganization in light of a number of factors, including the current asset size of the Existing Fund, Mar Vista Investment Partners LLC’s
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belief that it can help grow the Fund through its partnership with Diffractive Managers Group and the fact that the Existing Fund and the Acquiring Fund have identical investment objectives and substantively identical investment strategies. For information regarding the specific factors that were considered by the Harbor Funds Trustees, please refer to the section below entitled “Board considerations.”
How will the number of shares of the Acquiring Fund that I will receive be determined?
As an Existing Fund shareholder, you will receive your pro rata share of the Acquiring Fund shares received by the Existing Fund in the Reorganization. The number of shares that the Existing Fund’s shareholders will receive will be based on the relative net asset values of the Existing Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date. The Existing Fund’s assets will be valued pursuant to the MDP Trust’s valuation procedures, which are virtually identical to the Harbor Funds’ valuation procedures as it relates to the securities held by the Existing Fund. Accordingly, Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC expect that any change in the valuation of the Existing Fund’s assets immediately prior to the Closing using the MDP Trust’s valuation procedures rather than the Harbor Funds’ valuation procedures would likely not have a material impact on the Existing Fund’s net asset value.
How do the fees of the Acquiring Fund compare to those of the Existing Fund?
As a result of the proposed Reorganization and after any applicable expense waivers and reimbursements, Existing Fund shareholders of each class can expect to experience the same or lower net total fund operating expenses as shareholders of the corresponding class of the Acquiring Fund after the Reorganization. The investment advisory fee payable by the Acquiring Fund to Mar Vista Investment Partners, LLC is identical to the investment advisory fee currently payable to Harbor Capital Advisors, Inc. by the Existing Fund. In addition, Mar Vista Investment Partners, LLC will enter into an expense limitation agreement to limit total annual fund operating expenses (excluding taxes, borrowing expenses, interest, brokerage commissions and other excluded expenses) to 0.63%, 0.71% and 1.07% for Retirement Shares, Institutional Shares and Investor Shares, respectively, through at least two years from the closing of the Reorganization.
As a result of the Reorganization, shareholders of each share class of the Existing Fund would experience higher expenses than those currently borne by shareholders if the expense limitation agreement for the Acquiring Fund were not in place.
The total expense ratio, prior to fee waivers and expense reimbursements, is anticipated to be higher for shareholders of the Institutional Shares and Investor Shares of the Acquiring Fund after the Reorganization as compared to shareholders of Institutional Class shares and Investor Class shares of the Existing Fund due in part to the addition of a 0.10% shareholder servicing fee for those share classes. The Acquiring Fund will not offer Administrative Class shares. If the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization and shareholders of the Administrative Class shares of the Existing Fund will receive Institutional Class shares in the Reorganization and accordingly will no longer be subject to a Rule 12b-1 fee. Accordingly, Administrative Class shareholders are expected to experience lower total annual fund operating expenses as shareholders of the Institutional Shares of the Acquiring Fund following the Reorganization. In addition, the total expense ratio, prior to fee waivers and/or expense reimbursements, is anticipated to be the same for shareholders of the Retirement Class shares of the Existing Fund as a result of the Reorganization.
For more details, please see “Comparison of fee tables” and “Comparison of investment advisers, subadvisers and other service providers” below.
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Will I have to pay any redemption fees in connection with the Reorganization?
No. You will not have to pay any redemption fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you with respect to the Reorganization will be equal to the aggregate value of the Existing Fund shares you own immediately prior to the Reorganization. Please see the sections entitled “Comparison of fee tables,” “Comparison of share classes and distribution arrangements” and “Comparison of purchase, redemption and exchange procedures” below for more information.
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Existing Fund?
They are similar. Shares of the Existing Fund and the Acquiring Fund may be purchased directly through the Fund’s respective transfer agent and through other authorized financial intermediaries. The purchase price of each share of the Existing Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in good order by the Existing Fund or Acquiring Fund or their respective agent. For more information concerning the share purchase, redemption and exchange procedures of the Existing Fund and the Acquiring Fund, please see the “Comparison of purchase, redemption and exchange procedures” section below.
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Existing Fund?
The investment objective of the Existing Fund and the Acquiring Fund are identical, and the principal investment strategies of the Funds are substantively the same. The investment policies of the Funds are also substantially similar. For a detailed comparison of each Existing and Acquiring Fund’s investment objectives and strategies, see the section below entitled “Comparison of investment objectives, strategies and risks.”
Do the fundamental investment and non-fundamental policies differ between the Existing Fund and the Acquiring Fund?
The fundamental investment policies of the Existing Fund and the Acquiring Fund regarding borrowing, making loans and investing in real estate are identical. Although the Existing Fund’s and the Acquiring Fund’s fundamental policies regarding diversification, industry concentration, underwriting securities, issuing senior securities and making loans are worded differently, there are no substantive differences in such policies. In addition, the Existing Fund has adopted non-fundamental investment policies, but the Acquiring Fund does not have any non-fundamental investment policies.
Harbor Capital Advisors Inc. and Mar Vista Investment Partners, LLC believe the differences in fundamental and non-fundamental investment policies will not affect the way in which the Acquiring Fund will be managed as compared to how the Existing Fund has been managed historically.
For more information about the Funds’ fundamental and non-fundamental investment policies, see the section below entitled “Comparison of fundamental and non-fundamental investment policies.”
Do the principal risks associated with investments in the Existing Fund differ from the principal risks associated with investments in the Acquiring Fund?
The principal risks of the Existing Fund are substantially similar to those of the Acquiring Fund. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of investment objectives, strategies and risks.”
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How many votes am I entitled to cast?
As a shareholder of the Existing Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Existing Fund on the record date. The record date is May 6, 2022 (the “Record Date”).
How do I vote my shares?
You can vote your shares electronically at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus.
What are the quorum and approval requirements for the Reorganization?
Holders of at least 33 1/3% of the shares of the Existing Fund entitled to vote as of the Record Date, and who are present virtually or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Existing Fund. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Existing Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Existing Fund, whichever is less.
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?
If there are not enough votes to reach quorum by the time of the Meeting, the Meeting cannot be lawfully convened and the Meeting may be postponed or adjourned to a later date to permit further solicitation of proxy votes. Likewise, if there are not sufficient votes to approve the Proposal by the time of the Meeting, the Meeting may be postponed or adjourned to a later date to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. AST Fund Solutions, a proxy solicitation firm or other persons who are affiliated with Mar Vista Investment Partners, LLC, Harbor Capital Advisors Inc., the MDP Trust, Harbor Funds or their respective affiliates, may contact you by mail, e-mail or other electronic means, or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed Proxy Statement/Prospectus and the other materials to avoid additional mailings or telephone calls.
Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.
What happens if the Reorganization is not approved by the Existing Fund’s shareholders?
If the shareholders of the Existing Fund do not approve the Reorganization, the Harbor Funds Board will consider other alternatives. Such alternatives may include liquidating the Existing Fund.

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Comparison of the Existing Fund and the Acquiring Fund
Comparison of fee tables
The tables below set forth fees borne by shareholders. The tables allow a shareholder to compare the management fees, shareholder expenses and expense ratios of the Existing Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual fund operating expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. For the Acquiring Fund, annual fund operating expenses (and related Example Expenses) also are presented on a pro forma basis. Expenses currently borne by shareholders of the Existing Fund would increase following the Reorganization if the expense limitation agreement for the Acquiring Fund was not in place. Shareholders may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table above or the examples below.
The annual fund operating expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2021 for the Existing Fund. These annual fund operating expenses are unaudited. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Neither the Existing Fund nor the Acquiring Fund impose front-end or deferred sales charges, or redemption fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Fund Retirement Class	Acquiring Fund Retirement Shares	Existing Fund Institutional Class	Acquiring Fund Institutional Shares	Existing Fund Administrative Class	Acquiring Fund Institutional Shares[5]	Existing Fund Investor Class	Acquiring Fund Investor Shares
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	None	None	0.25%	None	0.25%	0.25%
Shareholder Servicing Plan Fees	None	None	None	0.10%	None	0.10%	None	0.10%
Other Expenses[1]	0.12%	0.26%[2]	0.20%	0.26%[2]	0.20%	0.26%[2]	0.31%	0.26%[2]
Total Annual Fund Operating Expenses	0.72%	0.86%	0.80%	0.96%	1.05%	0.96%	1.16%	1.21%
Expense Reimbursement	(0.09)%[3]	(0.23)%[4]	(0.09)%[3]	(0.25)%[4]	(0.09)%[3]	(0.25)%	(0.09)%[3]	(0.14)%[4]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.63%	0.63%	0.71%	0.71%	0.96%	0.71%	1.07%	1.07%
1     The costs incurred in connection with the Reorganization will be borne by Mar Vista Investment Partners, LLC (“Mar Vista”). These Reorganization expenses have not been reflected in the tables above.
2    Based on estimated amounts for the current fiscal year.
3    Harbor Capital Advisors Inc. (“Harbor Capital”) has contractually agreed to limit the Existing Fund’s operating expenses, excluding interest expense (if any), to 0.63%, 0.71%, 0.96%, and 1.07% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2023. Only the Existing Fund’s Board of Trustees may modify or terminate this agreement.
4    Mar Vista has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Acquiring Fund to limit the total annual fund operating expenses (excluding taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) (collectively, “Excludable Expenses”)) to 0.63%, 0.71% and 1.07% for Retirement Shares, Institutional Shares and Investor Shares, respectively, through at least July 25, 2024. To the extent
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the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.63%, 0.71% or 1.07% for Retirement Shares, Institutional Shares and Investor Shares, respectively. The waivers and reimbursements will remain in effect through at least July 25, 2024. Mar Vista may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for 36 months from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Acquiring Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
5     The Acquiring Fund does not offer Administrative Class shares. If the Reorganization is approved, shareholders of Administrative Class shares of the Existing Fund will receive Institutional Class shares of the Acquiring Fund in connection with the Reorganization.

Expense examples
The following Examples are intended to help you compare the cost of investing in shares of the Existing Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.
The Examples assume that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return each year and no change in expenses (including one year of capped expenses in each period). Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Harbor Strategic Growth Fund (Existing Fund)
	1 Year	3 Years	5 Years	10 Years
Retirement Class	$64	$221	$392	$886
Institutional Class	$73	$246	$435	$981
Administrative Class	$98	$325	$571	$1,274
Investor Class	$109	$360	$630	$1,401

	Mar Vista Strategic Growth Fund (Acquiring Fund) Pro Forma
	1 Year	3 Years	5 Years	10 Years
Retirement Shares	$64	$251	$454	$1,040
Institutional Shares[1]	$73	$281	$507	$1,155
Investor Shares	$109	$370	$652	$1,454
1 Both Institutional Class and Administrative Class shareholders of the Existing Fund will receive Institutional Shares of the Acquiring Fund.

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions. To facilitate a comparison of the expenses of the Existing Fund and the Acquiring Fund the Expense Examples above include one year of capped expenses for both the Existing Fund and the Acquiring Fund. The operating expense limitation agreements will remain in place through at least February 28, 2023 for the Existing Fund and July 25, 2024 for the Acquiring Fund. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are
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beyond the control of the Acquiring Fund and Mar Vista. Actual expenses may be greater or less than those shown and may change.
Comparison of investment objectives, strategies and risks
The following summarizes the investment objectives, strategies and risks of the Existing Fund and the Acquiring Fund. Further information about the Existing Fund’s investment objectives, strategies and risks is contained in the Existing Fund Prospectus and SAI, which are on file with the SEC. The Existing Fund Prospectus is also incorporated herein by reference. The SAI relating to this Proxy Statement/Prospectus also contains additional information regarding the Acquiring Fund’s investment objectives, strategies and risks.
Harbor Strategic Growth Fund (Existing Fund) and Mar Vista Strategic Growth Fund (Acquiring Fund)
Investment objective
Both the Harbor Strategic Growth Fund and the Mar Vista Strategic Growth Fund seek long-term growth of capital.
Investment strategy
The investment strategies of the Existing Fund and the Acquiring Fund substantively are the same although the description of the Acquiring Fund’s investment strategy will have additional detail about Mar Vista’s investment strategy in the Acquiring Fund’s prospectus following the Reorganization. Mar Vista’s portfolio managers will implement the Acquiring Fund’s investment strategy as representatives of the Acquiring Fund’s investment adviser rather than as representatives of the subadviser to the Existing Fund. Accordingly, references to “the Subadviser” in the Existing Fund’s strategy have been replaced with references to “the Adviser” in the Acquiring Fund’s strategy. The discussion below reflects the principal investment strategy of the Acquiring Fund.
The Acquiring Fund invests in equity securities that the Adviser believes have strong growth characteristics and are undervalued in the marketplace. Under normal market conditions, the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies. The Fund tends to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of companies with mid and small market capitalizations.
In selecting securities, the Adviser seeks to invest in businesses that it believes can grow excess returns on capital into the future and which the Adviser believes trade at a discount to fair value of the companies. The Adviser utilizes a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage.
The Fund maintains a portfolio of approximately 30-50 stocks. However, the actual number of portfolio holdings may vary due to market conditions. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that the Adviser believes have greater investment opportunities.
The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”) and may from time to time invest in foreign securities, including American Depositary Receipts.
The Adviser generally sells a stock when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or the stock achieves the Adviser’s estimate of fair value.
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Investment risks
The Existing Fund and the Acquiring Fund have identical principal risk factors except that the Acquiring Fund has added a “General Market Risk; Recent Market Events Risk” factor which replaced the Existing Fund’s “Market Risk.” The “General Market Risk; Recent Market Events Risk” disclosure includes a discussion of recent events that could impact an investment in the Acquiring Fund such as the COVID-19 global pandemic and the military conflict between Russia and Ukraine. The discussion below presents the risks as applicable to the Acquiring Fund. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund (presented in alphabetical order after the first six risks) are:
General Market Risk; Recent Market Events Risk: The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas and the military conflict between Russia and Ukraine. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.
Growth Style Risk: Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles. Stocks of companies Mar Vista believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If Mar Vista’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value Mar Vista has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
Selection Risk: The Adviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Adviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Adviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are small cap and mid cap companies. Small cap and mid cap companies may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that
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focus on large cap stocks. Small cap and mid cap companies may have limited product lines, markets, and financial resources and may be more dependent upon a relatively small management group.
Equity Securities Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
IPO Risk: An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Limited Number of Holdings Risk: Although the Fund is a diversified fund, the Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, generally decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time and credit risk, which is the possibility that an isuer of preferred stock will fail to make its dividend payments. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
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Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Additional Information about the Acquiring Fund’s Investments
Investment Objectives: The Board of Trustees of the MDP Trust may change the Acquiring Fund’s investment objective without shareholder approval.
Mar Vista’s investment process is not expected to change as a result of the Reorganization and the below description is applicable to both the Acquiring Fund and the Existing Fund.
Mar Vista seeks to invest in companies, particularly large-cap companies, with the potential to grow excess returns on capital into the future and trade at a discount to Mar Vista’s estimate of the value of the companies. Mar Vista also seeks to invest in companies with management teams that have a proven track record to allocate capital in a way that maximizes the companies’ value. Mar Vista uses a bottom-up process to identify growth businesses that it believes offer a sustainable competitive advantage and opportunities to grow and reinvest capital. Some of the factors Mar Vista considers in selecting holdings include: dominant or rapidly growing market shares; commitments to investing in productivity and innovation; sustainable or expanding profit margins; and well capitalized balance sheets.
The Fund may invest in foreign securities, including ADRs. ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share is the share issued under an American Depositary Receipt agreement which is actually traded.
The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) in reliance on Rule 12d1-4 which imposes limits on control and voting on investment funds, among other requirements.
At the time of purchase, individual stock holdings may represent up to 5% of the Fund’s value. However, due to market price fluctuations, individual stock holdings may exceed 5% of the Fund’s value. The Fund may overweight or underweight certain industries and sectors based on the investment adviser’s opinion of the relative attractiveness of companies within those industries and sectors. The Fund may not invest in more than 10% of the outstanding voting shares of a company.
In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that the Fund will be unable to achieve its investment objective.
The Fund also may use other strategies and engage in other investment practices, which are more fully described in its SAI.
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Comparison of fundamental and non-fundamental investment policies
As required by the 1940 Act, each of the MDP Trust and Harbor Funds, on behalf of their respective series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, diversifying investments and investing in commodities, and has also adopted certain non-fundamental investment policies. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.
The Acquiring Fund’s fundamental policies on borrowing money, making loans and purchasing and selling real estate are identical to the corresponding fundamental policies of the Existing Fund. Although worded differently, the fundamental policies of the Existing Fund and the Acquiring Fund are virtually identical with regard to industry concentration, engaging in the business of underwriting, issuing senior securities, investing in commodities, and diversification.
The Existing Fund has non-fundamental investment policies related to making short sales, purchasing securities on margin, illiquid investments and investing in other companies for the purpose of exercising control or management. The Acquiring Fund does not have any non-fundamental investment policies. With regard to the limitation on illiquid investments, the Acquiring Fund has not adopted a non-fundamental investment policy in light of Rule 22e-4 under the 1940 Act which limits a fund’s investment in illiquid securities to 15% of its net assets. Harbor Capital and Mar Vista expect that these non-fundamental investment restriction differences will not affect the way in which the Acquiring Fund will be managed as compared to how the Existing Fund has been managed historically.
Further information about the Existing Fund’s fundamental and non-fundamental investment restrictions is contained in the Existing Fund’s SAI, which is on file with the SEC. Further information about the Acquiring Fund’s fundamental and non-fundamental investment restrictions is contained in the SAI relating to this Proxy Statement/Prospectus.
Comparison of portfolio turnover
The Existing Fund’s portfolio turnover for its most recent fiscal year ended October 31, 2021 was 9% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Existing Fund. The Funds pay transaction costs when buying or selling securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.
Comparison of fund performance
If the Reorganization is approved, the Existing Fund will be the accounting and performance survivor of the Reorganization and the Acquiring Fund will adopt the accounting and performance history of the Existing Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Existing Fund Prospectus, which is incorporated herein by reference.
The Existing Fund’s Institutional Class calendar year-to-date return as of March 31, 2022, was -9.96%.
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Comparison of investment advisers, subadvisers and other service providers
Below is a comparison of the service providers to the Existing Fund and the Acquiring Fund.

	Existing Fund	Acquiring Fund
Investment Adviser	Harbor Capital Advisors, Inc.	Mar Vista Investment Partners, LLC
Subadviser	Mar Vista Investment Partners, LLC	None.
Independent Registered Public Accounting Firm	Ernst & Young LLP	BBD, LLP
Legal Counsel	Dechert LLP	Godfrey & Kahn, S.C.
Custodian	State Street Bank and Trust Company	U.S. Bank N.A.
Administrator	Harbor Capital Advisors, Inc.	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”)
Transfer Agent	Harbor Services Group, Inc.	U.S. Bancorp Fund Services, LLC
Distributor	Harbor Funds Distributors, Inc.	Quasar Distributors, LLC
Compliance Services	An employee of Harbor Capital Advisors, Inc. serves as the Harbor Funds’ Chief Compliance Officer	An employee of Vigilant Compliance, LLC serves as MDP’s Chief Compliance Officer
Investment adviser and subadviser to the Existing Fund
Harbor Capital serves as the investment adviser for the Existing Fund and Mar Vista serves as the subadviser for the Existing Fund.
Harbor Capital is an investment adviser registered with the SEC located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, and is a wholly-owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
Mar Vista is an investment adviser registered with the SEC located at 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista, with 1251 Capital Group, an affiliate of Diffractive Managers Group, holding a non-controlling, minority ownership stake in the firm. Mar Vista was established in 2007 and provides investment advisory services to mutual funds, institutional accounts and individual investors. As of February 28, 2022, Mar Vista had assets under management of approximately $3.3 billion.
Investment adviser to the Acquiring Fund
Mar Vista is the investment subadviser to the Existing Fund and will serve as the investment adviser of the Acquiring Fund. The Acquiring Fund will not have a subadviser.
For their services as investment advisers, Harbor Capital and Mar Vista are entitled to receive the following annual investment advisory fees, paid daily as a percentage of average daily net assets:

Existing Fund Annual Advisory Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Advisory Fee (as a % of Average Daily Net Assets)
Harbor Strategic Growth Fund	Mar Vista Strategic Growth Fund
0.60%	0.60%
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Harbor Capital pays a subadvisory fee to Mar Vista out of its own assets in exchange for Mar Vista’s services as investment subadviser to the Existing Fund. The Existing Fund is not responsible for paying any portion of the subadvisory fee to Mar Vista.

Portfolio Managers
The portfolio managers for the Existing Fund and the Acquiring Fund are the same.
•Brian L. Massey, portfolio manager of the Fund since 2017 and portfolio manager of the predecessor fund, the Roxbury/Mar Vista Strategic Growth Fund, since its inception in 2011
•Silas A. Myers, portfolio manager of the Fund since 2017 and portfolio manager of the predecessor fund, the Roxbury/Mar Vista Strategic Growth Fund, since its inception in 2011
•Joshua J. Honeycutt, portfolio manager of the Fund since 2017
•Jeffrey B. Prestine, portfolio manager of the Fund since 2017
Each portfolio manager’s business experience during the past five years is described below.
Silas A. Myers, CFA
Mr. Myers co-founded Mar Vista in 2007 and is a majority shareholder and Portfolio Manager for the Mar Vista’s strategic growth and focus strategies. Previously Mr. Myers was both a Portfolio Manager and Analyst at Roxbury Capital Management. Prior to that he was an Equity Analyst and Product Specialist at Hotchkis and Wiley. Mr. Myers began his investment career as a Vice President and Portfolio Manager at Utendahl Capital Management in 1990.
Brian L. Massey, CFA
Mr. Massey co-founded Mar Vista in 2007 and is a Partner and Portfolio Manager. Prior to co-founding Mar Vista, Mr. Massey was both a Portfolio Manager and Analyst, and was Director of Research at Roxbury Capital Management. Prior to that he was a Management Consultant at KPMG. Mr. Massey began his investment career in 1991.
Joshua J. Honeycutt, CFA
Mr. Honeycutt joined Mar Vista in 2009 and is a Partner and Portfolio Manager. Prior to joining Mar Vista, he was an Analyst at Roxbury Capital Management. Prior to that he was an Analyst with Harvey & Company, covering mergers and acquisitions and an Associate in forensic accounting at Tucker Alan. Mr. Honeycutt began his investment career in 2000.
Jeffrey B. Prestine
Mr. Prestine joined Mar Vista in 2009 and is a Partner and Portfolio Manager. Prior to joining the Adviser, he was an Analyst covering technology and energy stocks at Roxbury Capital Management. Prior to that he was a Technology and Energy Analyst at Seneca Capital Management. He began his investment career as an Associate Analyst at Prudential Securities in 1999.
For more information about the management of the Existing Fund, please refer to “The Adviser – The Subadvisers and Portfolio Managers” section of the Existing Fund Prospectus, which is incorporated herein by reference and to “The Adviser and Subadvisers” section of the Existing Fund’s SAI, which is incorporated herein by reference. The SAI for the Acquiring Fund attached to this Proxy Statement/Prospectus provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities of the Acquiring Fund. A discussion regarding the basis for the Harbor Funds’ Board approval of the investment advisory and investment subadvisory agreements for the Existing Fund may be found in the Existing Fund’s April 30, 2021 semi-annual report to shareholders.
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Mar Vista, as investment adviser to the Acquiring Fund, will be responsible for providing a range of investment management, trading, compliance, financial and administrative services for the Fund as set forth in the investment advisory agreement between Mar Vista and the Acquiring Fund and as set forth in more detail below. A discussion regarding the basis for the MDP Trust’s Board approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semi-annual report to shareholders.
Investment Advisory and Management Services. Under the investment advisory agreement, Mar Vista directs the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations as provided in its prospectus and statement of additional information and other governing instruments, as amended and supplemented from time to time, and any other directions and policies which the Board may issue to Mar Vista from time to time. Mar Vista is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for the Fund, securities and other investments consistent with the Fund’s objectives and policies.
Execution and Allocation of Portfolio Brokerage. Mar Vista, subject to the oversight of the Board of Trustees of the MDP Trust, has authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund, and for the selection of the markets on or in which the transactions will be executed.
Compliance, Financial and Administrative Services. Under the Advisory Agreement, Mar Vista has agreed to furnish office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund and pays the salaries of all personnel performing services relating to research, statistical and investment activities on behalf of the Fund. Mar Vista has agreed to implement and maintain a business continuity plan and related policies and procedures as well as procedures related to cybersecurity. Mar Vista also provides assistance with liquidity classifications and fair valuation of investments in the Fund’s portfolio. Mar Vista also votes proxies on behalf of the Fund, maintain books and records, and furnishes reports to other service providers and the Board of Trustees of the MDP Trust.
Custodian
State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Existing Fund. U.S. Bank N.A. (“U.S. Bank”), located at 1555 North River Center Drive, Milwaukee, Wisconsin 53202, provides custodian services for the securities and cash of the Acquiring Fund.
Administrator
Harbor Capital provides various administrative services to the Existing Fund, including preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Harbor Board. Harbor Capital does not charge a separate administration fee for these services. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an affiliate of U.S. Bank, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s administrator. As administrator, USBFS provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund’s net asset value (“NAV”) and distributions.
Transfer agent
Harbor Services Group, Inc. (“Shareholder Services”), a wholly owned subsidiary of Harbor Capital, serves as transfer agent to the Existing Fund. The Existing Fund pays Shareholder Services transfer agent fees (specified below) on a per-class basis for its services as shareholder servicing agent for the Existing Fund. For each class except for the Retirement Class of shares, Shareholder Services uses a portion of these fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are
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maintained by the financial intermediaries. These fees may consist of per fund or per sub-account charges that are assessed on a periodic basis (i.e., quarterly) and/or an asset-based fee that is determined based upon the value of the assets maintained by the financial intermediary.
Fund Services serves as the Acquiring Fund’s transfer agent. For its services as the Acquiring Fund’s transfer agent, Fund Services will receive a fee that is a combination of an annual fixed fee and fees based on the Fund’s assets. The Acquiring Fund has also implemented a shareholder servicing plan on behalf of its Institutional Shares and Investor Shares that allows the Acquiring Fund to make payments to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts that are held through an omnibus account, networked account or other similar arrangement with a financial intermediary. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Acquiring Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.
Independent registered public accounting firm
Ernst & Young LLP, located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Existing Fund’s independent registered public accounting firm. BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the Acquiring Fund’s independent registered public accounting firm.
Comparison of share classes and distribution arrangements
If the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization. Existing Fund shareholders that hold Administrative or Institutional Class shares will receive shares of the Acquiring Fund’s Institutional Shares. Existing Fund shareholders that hold Retirement or Investor Class shares will receive corresponding Retirement of Investor Shares of the Acquiring Fund, respectively. The following section describes the different distribution arrangements and eligibility requirements of the share classes of the Funds.
Distribution of Existing Fund and Acquiring Fund shares
Harbor Funds Distributors, Inc., a wholly owned subsidiary of Harbor Capital, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606, serves as the principal underwriter and distributor of the shares of the Existing Fund pursuant to a written agreement. Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the principal underwriter and distributor of the shares of the Acquiring Fund pursuant to a written agreement.
Class structure
The Existing Fund offers Retirement Class, Institutional Class, Administrative Class and Investor Class shares. The Acquiring Fund will offer Retirement Shares, Institutional Shares, and Investor Shares. Each such class offers a distinct structure of distribution and service fees, and eligibility requirements, which are designed to address a variety of investment needs. Existing Fund shareholders that hold Administrative or Institutional Class shares will receive the Acquiring Fund’s Institutional Shares in connection with the Reorganization. Existing Fund shareholders that hold Retirement or Investor Class shares will receive corresponding Retirement of Investor Shares of the Acquiring Fund, respectively, in connection with the Reorganization.
The eligibility requirements and distribution and service fees of the Existing Fund and Acquiring Fund classes are further described, and the material differences are highlighted, in the following sub-sections.
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Eligibility requirements. The Existing Fund’s Institutional Class shares are sold without any sales charges and are available to individual and institutional investors. The Institutional Class has no 12b-1 fee, a transfer agent fee of up to 0.10% of the Existing Fund’s average daily net assets, and a $50,000 minimum investment.
The Acquiring Fund’s Institutional Shares will be sold without any sales charges. Institutional Shares are subject to a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Fund attributable to Institutional Shares, computed on an annual basis. Institutional Shares are available to individuals and institutional investors and have a $25,000 minimum investment.
The Existing Fund’s Administrative Class shares are sold without any sales charges and are available only to employer-sponsored retirement or benefit plans and other non-retirement accounts maintained by financial intermediaries. If the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization. Existing Fund shareholders that hold Administrative Class shares will receive the Acquiring Fund’s Institutional Shares in connection with the Reorganization. The Administrative Class has a 12b-1 fee up to 0.25% of the Existing Fund’s average daily net assets, a transfer agent fee of up to 0.10% of the Existing Fund’s average daily net assets, and a $50,000 minimum investment for accounts maintained by financial intermediaries but no minimum investment for employer-sponsored retirement or benefit plans.
The Acquiring Fund will not offer Administrative Class shares.
The Existing Fund’s Investor Class shares are sold without any sales charges and are available to individual and institutional investors. The Investor Class has a 12b-1 fee of up to 0.25% of the Existing Fund’s average daily net assets, a transfer agent fee of up to 0.21% of the Existing Fund’s average daily net assets, and a $2,500 minimum investment for regular accounts and a $1,000 minimum investment for IRA and UTMA/UGMA accounts.
The Acquiring Fund’s Investor Shares will be sold without and sales charges and will be available to individual and institutional investors. Investor Shares are subject to a Rule 12b‑1 distribution fee of up to 0.25% of the average daily net assets of the Fund attributable to Investor Shares, and a shareholder servicing fee not to exceed 0.10% of the average daily net assets of the Fund attributable to Investor Shares, each computed on an annual basis. Investor Shares have a $1,000 minimum investment.
The Existing Fund’s Retirement Class shares are sold without any sales charges and are available to individual and institutional investors. The Retirement Class has no 12b-1 fee, a transfer agent fee of up to 0.02% of the Existing Fund’s average daily net assets, and a $1,000,000 minimum investment.
The Acquiring Fund’s Retirement Shares will be sold without and sales charges and will be available to certain retirement plans that trade on an omnibus level. Retirement Shares are offered for sale without the imposition of Rule 12b-1 or shareholder servicing fees. Retirement Shares have no minimum investment.
Additional information about the eligibility requirements to purchase the Existing Fund’s share classes is available in its Prospectus, which is incorporated herein by reference. See Appendix C for additional information regarding the Acquiring Fund’s eligibility requirements.
Distribution plans and service plans. Both the Existing Fund and the Acquiring Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act for each Fund’s Investor Class shares. Under each plan, the Fund pays distribution and services fees to its Distributor and other authorized recipients, for the sale, distribution and servicing of the Investor Class shares (up to 0.25% of average daily net assets). The Administrative Class of the Existing Fund also has a 0.25% Rule 12b-1 fee. If the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization. Existing Fund shareholders that hold Administrative Class shares will receive the
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Acquiring Fund’s Institutional Shares in connection with the Reorganization which does not have a 12b-1 fee. The Distributor uses this Rule 12b-1 fee primarily to finance activities that promote the sale of Investor Class shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising.
Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon shares owned by their clients or customers. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment.
Amounts payable by the Fund under a plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. Each plan does not obligate a Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under either plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
For more information about the distribution of Existing Fund shares, please refer to the “Distribution of Fund Shares” section of the Existing Fund Prospectus, which is incorporated herein by reference.
Comparison of purchase, redemption and exchange procedures
Purchase procedures
The purchase procedures employed by the Existing Fund and the Acquiring Fund are similar. The Existing Fund and the Acquiring Fund each offer shares through their respective distributor on a continuous basis. Shares of the Existing Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Existing Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in good order by the Existing Fund or Acquiring Fund or their respective agent. Purchases of shares of the Acquiring Fund may be made by mail, telephone or wire. Additional information regarding the purchase procedures of the Existing Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Existing Fund Prospectus. Additional information regarding the purchase procedures of the Acquiring Fund is contained in Appendix C.
Investment minimums
The Existing Fund and Acquiring Fund have each established minimum investment amounts as discussed above. Minimum investment requirements will not apply to shareholders of the Existing Fund who receive shares of the Acquiring Fund in the Reorganization unless and until a shareholder depletes his/her account to a zero balance at some point in the future. If you purchase shares through an intermediary, different minimum account requirements may apply.
For the Acquiring Fund, if the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Acquiring Fund may close your account, redeem your shares, and send you the proceeds. The Acquiring Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
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Redemption procedures
The redemption procedures employed by the Existing Fund and the Acquiring Fund are similar, with certain minor differences. Shareholders of both the Existing Fund and the Acquiring Fund may redeem shares on any business day. Generally, both the Existing Fund and the Acquiring Fund forward redemption proceeds within one business day, but no later than seven days, with certain limited exceptions. The Existing Fund and the Acquiring Fund each make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Existing Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in kind).
If due to redemptions or exchanges out of the specific class of shares, an account invested in the Existing Fund falls below the required minimum investment for the class of shares in which it is invested, Shareholder Services may request that the account balance be increased. If the account balance is not increased within 60 days, the Fund reserves the right to redeem the account in full at the then current NAV or the account may be moved into a share class that has a lower minimum investment. For the Institutional Class of the Existing Fund’s $50,000 minimum required investment, the Fund reserves the right to exchange Institutional Class shares at the then current NAV for shares of the Existing Fund’s Investor Class. Shareholders seeking to establish accounts with amounts that are below the $50,000 Institutional Class minimum required investment for the Existing Fund and who are not eligible for an exemption or waiver of this minimum will automatically be invested in the Investor Class shares of the Existing Fund.
The Acquiring Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate net asset value of less than a minimum value determined from time to time by the MDP Trustees. In addition, the MDP Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the MDP Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The MDP Declaration of Trust also provides that if an officer or agent of the MDP Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.
Additional information regarding the redemption procedures of the Existing Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Existing Fund Prospectus. Additional information regarding the redemption procedures of the Acquiring Fund is contained in Appendix C.
Redemption fees
Shares of the Existing Fund and Acquiring Fund are not subject to redemption fees.
Comparison of exchange privileges
Shares of the Existing Fund may be generally exchanged for shares of the same class of other Harbor Funds, subject to minimum investment requirements, certain limitations, exceptions, and procedures. Exchanges are treated as a sale of fund shares and a purchase of fund shares for tax purposes. All exchanges are subject to acceptance by Harbor Funds.
The Acquiring Fund does not have exchange privileges with any other fund in the MDP Trust.
Frequent or short-term trading policies
Excessive or short-term trading can disrupt the management of a fund, negatively affect a fund’s performance, and increase expenses for all of a fund’s shareholders. Each of the Existing and Acquiring Funds has policies and procedures to discourage excessive or short-term trading. The Existing Fund and
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the Acquiring Fund each reserve the right to reject or limit any order to purchase shares when it believes it is in the best interests of such Fund. These policies are intended to be applied uniformly to all of each Fund’s shareholders to the extent practicable. Because omnibus accounts may trade with numerous fund families with differing market timing policies, it can be more difficult for funds to identify and deter excessive trading of their shares through omnibus accounts. The Acquiring Fund will not consider previous transactions in the Existing Fund when applying the Acquiring Fund’s short-term trading policies following the Reorganization. A further description of the Existing Fund’s policies related to deterring excessive short term trading activity can be found in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Existing Fund Prospectus. Additional information regarding the frequent or short-term trading policies of the Acquiring Fund is contained in Appendix C.
Comparison of dividend and distribution policies and fiscal years
Dividend and distribution policies
The Existing Fund declares and distributes its net investment income, if any, to shareholders as dividends annually. Any net capital gain realized by the Existing Fund are distributed annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually and capital gains, if any, also annually. With respect to both the Existing Fund and the Acquiring Fund, all income and capital gain distributions are automatically reinvested in shares of the applicable Fund, unless a shareholder elects to receive a payment in cash. Distributions may be taxed as ordinary income or capital gains.
Additional information regarding the dividend and distribution policies of the Existing Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Existing Fund Prospectus. Additional information regarding the dividend and distribution policies of the Acquiring Fund is contained in Appendix C.
Fiscal years
The Existing Fund’s and Acquiring Fund’s fiscal year end is October 31.
Comparison of business structures, shareholder rights and applicable law
Each of the Acquiring Fund and the Existing Fund is a series of a Delaware statutory trust. As a result, there are no material differences between the rights of shareholders under the governing law of the Existing Fund and the Acquiring Fund except differences in the organizational instruments of these entities, which are described below. Further information about the Existing Fund’s governance structure is contained in the Existing Fund’s SAI and further information about the Acquiring Fund’s governance structure is included in the SAI relating to this Proxy Statement/Prospectus. In addition, the governing documents of Harbor Funds and the MDP Trust are on file with the SEC.
For the Existing Fund, holders of at least one-third of the shares entitled to vote on a matter constitutes a quorum for the purpose of voting, except as otherwise provided by the 1940 Act or other applicable law. For the Acquiring Fund, holders of at least 40% of the outstanding number of shares of the Fund constitutes a quorum for the purpose of voting, except as otherwise provided by the 1940 Act or other applicable law. Other than the quorum requirement, shareholders of the Existing Fund and the Acquiring Fund have comparable rights with regard to voting and the adjournment of a shareholder meeting. Please see the sections entitled “Shareholder voting rights” and “Liability of shareholders, trustees and officers; indemnification” for more information on shareholder rights.
Shareholder voting rights
Number of votes; aggregate voting. The governing instruments of both the Existing Fund and the Acquiring Fund provide that each shareholder is entitled to one vote for each whole share that they hold,
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and a fractional vote for each fractional share that they hold. Shareholders of the Existing Fund and the Acquiring Fund are not entitled to cumulative voting in the election of Trustees. The governing instruments of both the Existing Fund and the Acquiring Fund provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), then only the shareholders of the affected series (or classes) are entitled to vote.
Right to vote. The 1940 Act provides that shareholders of each Existing Fund and Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees (under certain circumstances), the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of each Existing Fund and Acquiring Fund also have the right to vote on certain matters affecting the Existing Fund and Acquiring Fund or a particular share class thereof under their respective governing instruments and applicable state law. Existing Fund shareholders have the right to vote (1) for the removal of trustees as provided in the Declaration of Trust; (2) to amend the Declaration of Trust to the extent set forth in the Declaration of Trust; and (3) on such additional matters relating to Harbor Funds as may be required or authorized by law, the Declaration of Trust, or the By-laws or any registration of Harbor Funds with the SEC or any state, or as the Harbor Funds Board may consider desirable. Acquiring Fund shareholders have the right to vote (1) for removal of trustees as provided in the Amended and Restated Agreement and Declaration of Trust; (2) with respect to certain mergers, consolidations and sales as provided in the Amended and Restated Agreement and Declaration of Trust; (3) to amend the Amended and Restated Agreement and Declaration of Trust to the extent set forth in the Amended and Restated Declaration of Trust; and (4) on such other matters as the trustees may consider necessary or desirable.
If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. Except as otherwise provided by the 1940 Act, for Harbor Funds, one-third of the shares entitled to vote on a matter present or represented by proxy constitute a quorum and if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees. Except as otherwise provided by the 1940 Act or other applicable law, for the MDP Trust, 40% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.
Liability of shareholders, trustees and officers; indemnification
Liability of shareholders. Consistent with the Delaware Statutory Trust Act, the governing instruments for the Existing Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the debts or obligations of a Fund. The governing instruments for Harbor Funds and the MDP Trust also contain language stating that if any shareholder or former shareholder of a Fund is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder is entitled to be held harmless from and indemnified against all loss and expense arising from such liability. Both Harbor Funds and the MDP Trust, on behalf of a Fund, will, upon the request of the shareholder, assume the defense of any claim made against such shareholder and satisfy any judgment thereon.
Liability of trustees and officers. As permitted by the 1940 Act, the governing instruments for the Existing and Acquiring Funds provide that no Trustee or officer, employee or agent of either Trust shall be subject to any personal liability in connection with any person contracting with or having any claim against the Trust or a particular Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
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Indemnification. The Agreement and Declaration of Trust of Harbor Funds generally provides that any Trustee or an officer, employee or agent of the Trust (each, a “Covered Person”) shall be indemnified by Harbor Funds to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof unless if such Covered Person has been adjudicated by a court or body before which the proceeding was brought to be liable to Harbor Funds or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or not to have acted in good faith in the reasonable belief that his action was in the best interest of Harbor Funds. In the event of settlement, such indemnification will be provided unless there has been a determination by the court or other body approving the settlement, by at least a majority of the Harbor Funds Board who are neither interested persons (as defined in the 1940 Act) of Harbor Funds nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
The Amended and Restated Agreement and Declaration of Trust of the MDP Trust generally provides that any Trustee and Officer (each, an “MDP Covered Person”) shall be indemnified by the MDP Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such MDP Covered Person’s performance of his or her duties as a Trustee or Officer of the MDP Trust or otherwise relating to any act, omission, or obligation of the MDP Trust, if, as to liability to the MDP Trust or its investors, it is finally adjudicated that the MDP Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the MDP Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested MDP Trustees, or in a written opinion of independent legal counsel, that such Officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.
Both the MDP Trust and Harbor Funds may advance expenses incurred in defending any proceedings subject to certain conditions.
Board considerations
The Harbor Funds Board considered the Reorganization proposal in advance of and during a meeting held on March 15, 2022 and the entire Harbor Funds Board, including the Independent Trustees conferring among themselves separately, approved the Reorganization. In approving the Reorganization, the Harbor Funds Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Existing Fund. The determination to approve the proposal was made by each individual Board member after consideration of all of the factors deemed relevant by each Board member taken as a whole, although individual Board members may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.
The factors considered by the Harbor Funds Board with regard to the Reorganization included, but were not limited to, the following:
•The Existing Fund is currently subadvised by Mar Vista and the Acquiring Fund will be advised by Mar Vista. The portfolio managers of the Funds are the same.
•The Existing Fund commenced operations on March 6, 2017 in connection with the reorganization of the predecessor fund with and into the Existing Fund pursuant to an agreement and plan of reorganization that was approved by the Harbor Funds Board. The predecessor fund,
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the Roxbury/Mar Vista Strategic Growth Fund, was a series of the MDP Trust and was advised by Mar Vista.
•The Funds have identical investment objectives and substantively identical principal investment strategies. The Funds’ fundamental investment restrictions are the same in all material respects. The Acquiring Fund will pursue the same investment strategy, using the same investment personnel, as the Existing Fund.
•Alternatives to the Reorganization considered by Harbor Capital, including liquidation.
•The Funds have identical contractual management fees.
•If the Reorganization is approved by shareholders, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization and current shareholders of Administrative Class shares of the Existing Fund would receive Institutional Class shares of the Acquiring Fund in connection with the Reorganization.
•The total annual fund operating expense ratio after expense reimbursement for each class of shares of the Acquiring Fund is equal to or lower than the total annual fund operating expense ratio after expense reimbursement for the corresponding class of shares of the Existing Fund.
•Mar Vista has agreed to waive its management fee and/or reimburse certain fees or expenses of the Acquiring Fund following the closing of the Reorganization so that the net expenses of each class of the Acquiring Fund will be the same as the current net expenses of the corresponding class of the Existing Fund, or 0.63%, 0.71% and 1.07% for Retirement Class, Institutional Class and Investor Class shares, respectively (with certain typical exclusions). The expense limitations will remain in effect for at least two years following the closing of the Reorganization unless terminated sooner with the consent of the board of trustees of the Acquiring Fund Trust.
•Mar Vista will bear the direct costs of the Reorganization.
•Harbor Capital may benefit from the Reorganization as well, including by receiving a payment from Mar Vista subject to adjustment downward based on the assets of the Acquiring Fund 90 days after the closing of the Reorganization, pursuant to the Asset Purchase Agreement between Harbor Capital and Mar Vista.
•No significant portfolio turnover, if any, is anticipated to occur in connection with effecting the Reorganization. To the extent it does occur to any degree, before or after the Reorganization, however, the relevant Fund will bear any costs actually incurred by such Fund in the form of brokerage commissions and other trading-related costs to transition the Existing Fund’s portfolio.
•The Reorganization is expected to be a tax-free transaction. Accordingly, there is expected to be no gain or loss recognized by the Existing Fund, the Acquiring Fund, or their respective shareholders for federal income tax purposes as a result of the Reorganization.
•The aggregate net asset value (“NAV”) of the Acquiring Fund shares that shareholders of the Existing Fund will receive in the Reorganization will be equal to the aggregate NAV of the shares that shareholders of the Existing Fund own immediately prior to the Reorganization.
•The interests of the Existing Fund’s shareholders will not be diluted as a result of the Reorganization because the Existing Fund shareholders will receive Acquiring Fund shares with the same aggregate NAV as their Existing Fund shares.
The Harbor Funds Board, including the Independent Trustees, concluded that, based upon the factors summarized above and other considerations it deemed pertinent, completion of the Reorganization is advisable and in the best interests of the Existing Fund and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.
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The proposed Reorganization
Agreement and Plan of Reorganization
If approved by shareholders of the Existing Fund, the Reorganization of the Existing Fund into the Acquiring Fund is expected to occur immediately prior to the opening of business on July 25, 2022, or such other date as the parties may agree.
The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. The Plan is attached as Appendix A to this Proxy Statement/Prospectus.
The Plan provides that the Existing Fund will transfer to the Acquiring Fund all of its assets and all of its existing, known liabilities as reflected in the Existing Fund’s statement of assets and liabilities as of the last business day before the Closing Date (the “Valuation Date”). In consideration, the Acquiring Fund will deliver to the Existing Fund, shares of beneficial interest, $0.01 par value, of the Acquiring Fund, having an aggregate NAV equal to the aggregate value of the net assets of the Existing Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of all of its assets and all of its existing, known liabilities, the Existing Fund will distribute to its shareholders of record, the shares of the Acquiring Fund received by the Existing Fund, determined as of immediately after the close of business on the Valuation Date, on a pro rata basis. Subsequently, the Existing Fund will be terminated as a series of Harbor Funds.
On the Valuation Date, the Existing Fund’s assets will be valued pursuant to the MDP Trust’s valuation procedures, which are virtually identical to the Harbor Funds’ valuation procedures as it relates to the securities held by the Existing Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Harbor Capital and Mar Vista expect that any change in the valuation of the Existing Fund’s assets immediately prior to the Closing using the MDP Trust’s valuation procedures rather than Harbor Funds’ valuation procedures would likely not have a material impact on the Existing Fund’s NAV.
Until the Valuation Date, shareholders of the Existing Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquiring Fund for the redemption of its shares.
The Plan contains a number of representations and warranties made by Harbor Funds to the MDP Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the MDP Trust to Harbor Funds. The Plan contains a number of conditions precedent that must occur before either the Harbor Funds or the MDP Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Existing Fund approve the Plan; and (2) both Harbor Funds and the MDP Trust receive from Godfrey & Kahn, S.C. the tax opinion discussed below under “Federal income tax consequences of the Reorganization.”
Under the Plan, the MDP Trust and Harbor Funds may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Existing Fund, or either Harbor Funds or the MDP Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.
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Although the Acquiring Fund is assuming only known, existing liabilities of the Existing Fund, pursuant to an Asset Purchase Agreement (the “APA”) between Harbor Capital and Mar Vista, Harbor Capital has agreed to indemnify Mar Vista and the MDP Trust for a period of two years from the closing of the Reorganization against any pre-closing liabilities of the Existing Fund that are not assumed by the Acquiring Fund, except to the extent such liabilities arise from Mar Vista’s role as subadviser to the Existing Fund (e.g., portfolio management and trading). Mar Vista has agreed to assume any pre-closing liabilities of the Existing Fund relating to Mar Vista’s role as subadviser to the Existing Fund (e.g., portfolio management and trading) that are not otherwise assumed by the Acquiring Fund as part of the Reorganization. Harbor Capital has agreed to assume any unknown, existing liabilities relating to Harbor Capital’s role as adviser to the Existing Fund and any other unknown, existing liabilities of the Existing Fund that are not (i) immediately assumed by the Acquiring Fund pursuant to the Reorganization or (ii) pre-closing liabilities of the Existing Fund relating to Mar Vista’s role as subadviser to the Existing Fund. In addition, Mar Vista has agreed to indemnify Harbor, the Harbor Funds and the Existing Fund for certain losses, including certain losses stemming from the Reorganization, and Harbor has agreed to indemnify Mar Vista, the MDP Trust and the Acquiring Fund for certain losses including certain losses stemming from the Reorganization.
Approval of the Reorganization requires a 1940 Act majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Existing Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Existing Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting information” for more information.
If the Reorganization is approved, Existing Fund shareholders who do not wish to have their Existing Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.
Description of the securities to be issued
Shareholders of the Existing Fund will receive full and fractional shares of the Acquiring Fund, as listed below, in accordance with the procedures provided for in the Plan.

Existing Fund		Acquiring Fund
Harbor Strategic Growth Fund		Mar Vista Strategic Growth Fund

Institutional Class	→	Institutional Shares
Administrative Class	→	Institutional Shares
Retirement Class	→	Retirement Shares
Investor Class	→	Investor Shares

As reflected above, if the Reorganization is approved, Administrative Class shares of the Existing Fund will be converted to Institutional Class shares of the Existing Fund at the time of or shortly prior to the closing of the Reorganization and shareholders of Administrative Class shares of the Existing Fund will receive Institutional Class shares of the Acquiring Fund in connection with the Reorganization. The number of shares that an Existing Fund’s shareholder will receive will be based on the relative net asset values (“NAVs”) of the Existing Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date, as discussed above. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.
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Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Existing Fund. Neither Harbor Funds nor the MDP Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.
Federal income tax consequences of the Reorganization
The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization of the Existing Fund into the Acquiring Fund are as follows:

•The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Existing Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of all of the Existing Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Existing Fund upon the distribution of the Acquiring Fund Shares to the Existing Fund shareholders in exchange for their Existing Fund shares in complete liquidation of the Existing Fund pursuant to the Reorganization;

•In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Existing Fund assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities;

•In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Existing Fund shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Existing Fund shares as part of the Reorganization (including fractional shares to which they may be entitled);

•In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by an Existing Fund shareholder (including fractional shares to which such Existing Fund shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Existing Fund shares held by such Existing Fund shareholder immediately prior to the Reorganization;

•In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by an Existing Fund shareholder (including fractional shares to which such Existing Fund shareholder may be entitled) will include the period during which the Existing Fund shares surrendered in exchange therefor were held by such Existing Fund shareholder, provided that the
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Existing Fund shares were held as a capital asset in the hands of such Existing Fund shareholder on the Closing Date;

•In accordance with Section 362(b) of the Code, the tax basis of each Existing Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such Existing Fund asset immediately prior to the transfer thereof; and

•In accordance with Section 1223 of the Code, the holding period of each Existing Fund asset acquired by the Acquiring Fund will include the period during which that Existing Fund asset was held by the Existing Fund immediately prior to the transfer thereof.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Existing Fund assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. Further, no opinion will be expressed as to any other U.S. federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind.
Neither the Existing Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. As a condition to Closing, Godfrey & Kahn, S.C., will render a favorable opinion to the Existing Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, at all relevant times, including on the Closing Date, of certain representations of the Existing Fund and the Acquiring Fund upon which Godfrey & Kahn, S.C. will rely in rendering its opinion. A copy of the opinion will be filed with the SEC following the Reorganization and will then be available for public inspection. See “Where to find additional information about the funds”.
Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Existing Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Existing Fund that held shares in a taxable account would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Existing Fund shares and the fair market value of the shares of the Acquiring Fund it received.
Distributions. The Existing Fund may declare one or more dividends or other distributions prior to the Closing as the Fund deems necessary or desirable, including in accordance with its current dividend and distribution policy (see “Comparison of the Existing Fund and Acquiring Fund—Comparison of dividend and distribution policies and fiscal years” above).
These distributions generally will be taxable to the Existing Fund’s shareholders. If a shareholder holds shares of the Existing Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.
Capital loss carryovers. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains generally are not expected to be limited as a direct result of the Reorganization.
General. This discussion is only a general summary of certain federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization.
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Pro forma capitalization
The following tables show the capitalization of the Existing Fund and the Acquiring Fund as of March 22, 2022, and on a pro forma basis (unaudited) as March 22, 2022, giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Existing Fund if the Reorganization were consummated on March 22, 2022, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date. Figures in the table below for net assets and shares outstanding are rounded to the nearest thousand.

	Harbor Strategic Growth Fund Existing Fund	Mar Vista Strategic Growth Fund (Acquiring Fund)	Pro Forma adjustments	Pro Forma Mar Vista Strategic Growth Fund (Acquiring Fund)
Institutional Class/Institutional Shares
Net assets	$79,765	$0	$45[1]	$79,810
Net asset value per share[2]	$27.82	$0	$27.82	$27.82
Shares outstanding	2,867	0	2[1]	2,869
Administrative Class
Net assets	$45	N/A	$(45)[1]	N/A
Net asset value per share[2]	$27.73	N/A	N/A	N/A
Shares outstanding	2	N/A	(2)[1]	N/A
Investor Class/Investor Shares
Net assets	$894	$0	$0	$894
Net asset value per share[2]	$27.20	$0	$0	$27.20
Shares outstanding	33	0	0	33
Retirement Class/Retirement Shares
Net assets	$6,579	$0	$0	$6,579
Net asset value per share[2]	$27.85	$0	$0	$27.85
Shares outstanding	236	0	0	236
1 – Adjustments reflect the conversion of Administrative Class shares of the Existing Fund to Institutional Shares.
2 – Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to the thousands.

The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Existing Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Existing Fund’s assets will be valued pursuant to the MDP Trust’s valuation procedures, which are virtually identical to the Harbor Funds’ valuation procedures as it relates to the securities held by the Existing Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price. Accordingly, Mar Vista and Harbor Capital expect that any change in the valuation of the Existing Fund’s assets immediately prior to the Closing using the MDP Trust’s valuation procedures rather than the Harbor Funds’ valuation procedures would likely not have a material impact on the Existing Fund’s NAV. Any such potential changes in value are not reflected in the table above.
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Additional information about the Funds
Financial highlights
The Existing Fund Prospectus contains additional information for the Existing Fund, including its financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Existing Fund’s most recent annual report are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.
Tax Information
Following the Reorganization, distributions you receive from the Acquiring Fund will be subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn. See Appendix C for additional tax information relating to the Acquiring Fund. See “Dividends, Distributions and Taxes” in the Existing Fund Prospectus for more information about the tax consequences to shareholders of various transactions in shares of the Existing Fund.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Existing Fund or Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.
Voting information
This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the Harbor Funds Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Existing Fund on or about May 25, 2022. Only shareholders of record as of the close of business on the Record Date, May 6, 2022, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.
You can vote in any one of four ways:
•By mail, with the enclosed Proxy Card;
•By attending and participating in the Meeting online and voting your shares electronically;
•By telephone; or
•By Internet.
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Instructions for voting by touch-tone telephone
1.Read the Proxy Statement/Prospectus and have your Proxy Card with you.
2.Call the toll-free number indicated on your Proxy Card.
3.Enter the 14-digit control number found on the front of your Proxy Card.
4.Follow the recorded instructions to cast your vote.
Instructions for voting by internet
1.Read the Proxy Statement/Prospectus and have your Proxy Card with you.
2.Go to the website indicated on your Proxy Card.
3.Enter the 14-digit control number found on the front of your Proxy Card.
4.Follow the instructions to cast your vote.
We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.
Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Harbor Funds’ secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting electronically. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.
Solicitation of votes
In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited through mail, e-mail or other electronic means, or telephone, by AST or other persons who are affiliated with Mar Vista, Harbor Capital, the MDP Trust, Harbor Funds or their respective affiliates.
AST Fund Solutions, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $2,530. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Existing Fund shareholders may receive a telephone call from a representative of AST if their votes have not yet been received. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Harbor Funds Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, an AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, an AST representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that AST has, then an AST representative may ask for the shareholder’s instructions on the Proposal described in this Proxy Statement/Prospectus. Although an AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading
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any recommendation set forth in this Proxy Statement/Prospectus. An AST representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.
If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the Meeting online.
The Existing Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Harbor Capital or Mar Vista or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, electronically, or personally.
Quorum and voting requirements
Holders of one-third of the shares of the Existing Fund entitled to vote in a matter as of the Record Date, present virtually or by proxy, shall constitute a quorum for the purpose of voting on the Proposal. Approval of the Proposal requires the affirmative vote of a 1940 Act majority as described above under “The Proposed Reorganization – Agreement and Plan of Reorganization”.
Effect of abstention and broker “non-votes”
Any abstentions will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or Proposal. Thus, abstentions will be counted for purposes of a quorum. They will also be counted as present or represented by a proxy for purposes of calculating the shares present or represented by a proxy, and as shares outstanding, in connection with determining whether the requisite approval vote has been obtained for the Proposal. Therefore, assuming the relevant quorum is present, abstentions will have the effect of a vote against the Proposal.
Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganization is considered non-routine under the rules of the New York Stock Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Meeting, it is not expected that there will be any broker non-votes in connection with the Meeting.
Adjournment
In the event that a quorum is not present at the Meeting, or if insufficient votes in favor of the Proposal are not received by the time of the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. The Meeting may be adjourned by a majority of the votes properly cast upon the question of adjournment. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion on questions of adjournment or on any other business that may properly come before the Meeting.
Other matters
The Harbor Funds Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The Harbor Funds Trustees are not aware of any other
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matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.
Future shareholder proposals
As a general matter, Harbor Funds does not hold regular annual or other meetings of shareholders. Proposals by shareholders to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at Harbor Funds’ offices, 111 South Wacker Drive, Chicago, Illinois 60606, at a reasonable time prior to the Trustees’ solicitation of proxies for the meeting. The submission by a shareholder of a proposal for action at the next meeting of shareholders or for inclusion in a proxy statement and action at such meeting does not guarantee that it will be included or acted upon.
Shareholder proposals are subject to requirements in the Trust’s organizational documents and to certain regulations under the federal securities laws.
Record date and outstanding shares
Existing Fund
Only shareholders of record of the Existing Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.
The following table shows the total number of outstanding shares of the Existing Fund as of May 6, 2022:

Existing Fund	Number of shares outstanding
Harbor Strategic Growth Fund
Institutional Class Shares Total	2,833,418.04
Investor Class Shares Total	33,482.15
Administrative Class Shares Total	1,589.24
Retirement Class Shares Total	218,508.85

Control Persons. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other shareholders.
Principal holders. As of May 6, 2022, the persons who owned of record or beneficially 5% or more of the outstanding shares of the Existing Fund are shown below. The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Existing Fund upon consummation of the Reorganization is expected to remain substantially the same.
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Harbor Strategic Growth Fund	Name and address*	Percentage of outstanding shares owned	Nature of ownership
Institutional Class	Pershing LLC Jersey City, New Jersey	30%	Record
Institutional Class	National Financial Services LLC Jersey City, New Jersey	22%	Record
Institutional Class	Capinco Milwaukee, Wisconsin	15%	Record
Institutional Class	Charles Schwab & Co Inc San Francisco, California	14%	Record
Institutional Class	TD Ameritrade Inc Omaha, Nebraska	6%	Record

Administrative Class	TD Ameritrade Inc Omaha, Nebraska	100%	Record

Investor Class	Charles Schwab & Co Inc San Francisco, California	70%	Record
Investor Class	TD Ameritrade Inc Omaha, Nebraska	23%	Record

Retirement Class	National Financial Services LLC Jersey City, New Jersey	55%	Record
Retirement Class	Mid Atlantic Trust Company FBO Pittsburgh, Pennsylvania	23%	Record
Retirement Class	Charles Schwab & Co Inc San Francisco, California	22%	Record

Acquiring Fund
As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been offered. Thus, as of Proxy Statement/Prospectus, the current officers and Trustees of Harbor Funds in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.
Where to find additional information about the Funds
The Existing Fund and Acquiring Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. In accordance with these laws, they each file registration statements, reports, proxy material and other information with the SEC. This information is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
For more information with respect to the Existing Fund concerning the following topics, please refer to the following sections of the Existing Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Fund Summary – Harbor Strategic Growth Fund – Performance” for more information about the performance of the Existing Fund; (ii) see “The Adviser” for more information about the management of the Existing Fund; (iii) see “Your Harbor Funds
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Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Existing Fund; (iv) see “Shareholder and Account Policies – Dividends, Distributions and Taxes” for more information about the Existing Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Existing Fund; and (v) see “Financial Highlights” for more information about the Existing Fund’s financial performance.
For more information with respect to the MDP Trust’s policies that will be applicable to the Acquiring Fund, please refer to Appendix C.
39

Appendix A
Agreement and Plan of Reorganization

    This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of [Month, Day], 2022, by and between: (i) Harbor Funds, a statutory trust organized under the laws of Delaware (“Target Fund Trust”), on behalf of its series, Harbor Strategic Growth Fund (the “Target Fund”); and (ii) Manager Directed Portfolios, a statutory trust organized under the laws of Delaware (“Acquiring Fund Trust”), on behalf of its series, Mar Vista Strategic Growth Fund (the “Acquiring Fund”) (collectively, the “Parties” and each a “Party”). Harbor Capital Advisors, Inc., a Delaware corporation (“Target Fund Adviser”), joins this Agreement solely for purposes of paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII; and Mar Vista Investment Partners, LLC, a Delaware limited liability company (“Mar Vista Investment Partners”), joins this Agreement solely for purposes of paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.
RECITALS:
A.The Target Fund and the Acquiring Fund are each separate series of separate open-end, registered investment companies of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
B.The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest, and the Target Fund owns securities that generally have assets of the type and character in which the Acquiring Fund is permitted to invest.
C.The Target Fund currently offers separate classes of shares (each, a “Target Class”) and the Acquiring Fund has designated separate classes of shares (each, an “Acquiring Class”) as listed on Exhibit A. If the Reorganization (defined below) is approved by the requisite vote of the holders of the outstanding shares of the Target Fund, Administrative Class shares of the Target Fund will be converted to Institutional Class shares of the Target Fund at the time of or shortly prior to the Effective Time (as defined in Section 3.1, below).
D.The Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby.
E.The Parties wish to conclude a business combination transaction under the terms set forth in this Agreement in which: (1) all of the Target Fund Assets will be transferred to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the Target Fund’s Liabilities, and immediately thereafter (2) the number of full and fractional shares of the corresponding Acquiring Class determined in paragraph 2.3 received by the Target Fund will be distributed pro rata to holders of the shares of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
F.The Parties intend (1) the Reorganization to be treated as a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and (2) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the Code and the Treasury Regulations promulgated thereunder.
G.The Board of Trustees of Target Fund Trust (the “Target Fund Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of Target Fund Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the value of the interests of existing shareholders of the Target Fund will not be diluted as a result of its effecting the Reorganization.
H.The Board of Trustees of Acquiring Fund Trust (the “Acquiring Fund Trust Board”), including a majority of Independent Trustees of Acquiring Fund Trust, has determined with respect to the Acquiring Fund that participation in the Reorganization is in the best interests of the Acquiring Fund.
AGREEMENT:
    NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Target Fund Adviser and Mar Vista Investment Partners to the extent indicated above, intending to be legally bound hereby, agree as follows:
ARTICLE I
THE REORGANIZATION
1.1The Reorganization. In accordance with the Target Fund Trust Governing Documents, at the Effective Time, upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Target Fund Assets, subject to the Liabilities of the Target Fund, to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund. In consideration of the foregoing, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund full and fractional (to the third decimal place) shares of the corresponding class of the Acquiring Fund as set forth on Exhibit A determined by dividing the value of the net assets attributable to each class of Target Fund shares, computed in the manner and as of the time and date set forth in paragraph 2.2, by the net asset value of one share of the applicable Acquiring Class computed in the manner and as of the time and date set forth in paragraph 2.1. At and after the Effective Time, all of the Target Fund Assets shall become and be included in the fund assets of the Acquiring Fund and the Liabilities of the Target Fund shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Liabilities of the Target Fund may be enforced only against the Acquiring Fund to the same extent as if such Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that Acquiring Fund Trust or the Acquiring Fund may from time to time be entitled to assert.
1.2The Target Fund Assets.
(a)At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the securities and other assets and Liabilities of the Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto until the Valuation Time. The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but, after such date, will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.
(b)At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund Assets. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objective and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time.
1.3Assumption of Liabilities. The Target Fund will, to the extent practicable and consistent with its own investment objective and policies, use its best efforts to discharge all of the liabilities of the Target Fund prior to or at the Effective Time. At the Effective Time, the Acquiring Fund will assume the Liabilities of the Target Fund. The Acquiring Fund shall not assume any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to the Effective Time with respect to the Target Fund, including the semi-annual reporting period ending on April 30, 2022, and including the U.S. federal income tax return of the Target Fund (and any corresponding state or local income tax returns) for any taxable year ending prior to the Closing Date; provided, however, the U.S. federal income tax return of the Target Fund (and any corresponding state or local income tax returns) for the taxable year that includes and ends after the Closing Date shall be the responsibility of the Acquiring Fund.
1.4Distribution of Acquiring Fund Shares. Immediately upon receipt, the Target Fund will distribute full and fractional shares of the applicable Acquiring Class received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the Target Fund’s holders of record, determined as of the Valuation Time. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Target Fund, to transfer the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund and to open accounts on the Books and Records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record holders of the appropriate class of the Target Fund and representing the respective pro rata number of shares of the Acquiring Class due to such record holder. All issued and outstanding shares of the Target Fund will be cancelled promptly by the Target Fund on the Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares issued to the Target Fund in accordance with paragraph 1.1 above. In addition, each record holder of the Target Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.
1.5Liquidation of the Target Fund. As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, but in no event later than 12 months after the Closing Date, the Target Fund shall take, in accordance with Delaware Law, the 1940 Act and the Target Fund Trust Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6Transfer Taxes. Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the record holder of the Target Fund shares on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.
1.7Performance Survivor. The Target Fund shall be the performance survivor in the Reorganization, with the result that the Acquiring Fund, as the surviving fund in the Reorganization, will adopt the performance history of the Target Fund.
ARTICLE II
VALUATION
2.1Net Asset Value of the Target Fund. The value of the net assets of the Target Fund shall be the value of the Target Fund Assets, less the Liabilities, computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures established by the Board of Trustees of the Acquiring Fund Trust for regular use in pricing the shares and assets of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Parties.
2.2Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares to be delivered to the Target Fund shall be determined as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures established by the Board of Trustees of the Acquiring Fund Trust for regular use in pricing the shares and assets of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Parties.
2.3Determination of Net Asset Value. All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bancorp Global Fund Services, LLC and U.S. Bank N.A., accounting agent and custodian, respectively, for the Acquiring Fund, in accordance with their regular practice and the requirements of the 1940 Act. Such computations shall be evaluated by Target Fund Adviser, in its capacity as investment adviser to the Target Fund, and shall be subject to review by the Funds’ respective accounting agents, transfer agents and independent registered public accounting firms.
2.4Valuation Time. “Valuation Time” shall mean the close of the NYSE (normally 4:00 PM Eastern Time) on the Business Day preceding the Effective Time.
ARTICLE III

EFFECTIVE TIME AND CLOSING
3.1Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur on July 25, 2022, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”), immediately prior to the opening of business (the “Effective Time”). To the extent any Target Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Target Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of Acquiring Fund Trust, 615 East Michigan Street, Milwaukee, WI 53202 or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the “Closing”).

3.2Transfer and Delivery of Target Fund Assets. The Target Fund shall direct State Street Bank and Trust Company, as custodian for the Target Fund, to deliver to the Acquiring Fund as of the Closing or as soon as practicable thereafter a certificate of an authorized officer certifying that: (a) State Street Bank and Trust Company delivered the Target Fund Assets to the Acquiring Fund; and (b) all necessary taxes in connection with the delivery of such Target Fund Assets, including all applicable non-U.S., U.S. federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. The Parties hereby agree that Target Fund Adviser shall be responsible for any taxes described in clause (b) of this paragraph 3.2.
3.3Acquiring Fund Share Records. The Acquiring Fund shall cause its transfer agent to deliver to an officer of Target Fund Trust as of the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Target Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) it has instructed the Acquiring Fund’s transfer agent to credit the appropriate number of Acquiring Fund Shares to the accounts of record holders of the Target Fund’s shares on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.
3.4Postponement of Closing Date. If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties of Target Fund Trust. Target Fund Trust, on behalf of the Target Fund, hereby represents and warrants to Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:
(a)Target Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets. The Target Fund has full power under the Target Fund Trust Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns and, subject to approval of shareholders of the Target Fund, carry out this Agreement. The Target Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.
(b)The execution, delivery and performance of this Agreement by the Target Fund and the consummation of the transactions contemplated herein has been duly and validly authorized by the Target Fund Trust Board, and the Target Fund Trust Board has approved the Reorganization and has resolved to recommend the Reorganization to the shareholders of the Target Fund and to call a special meeting of shareholders of the Target Fund for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the shareholders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Target Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by the Target Fund and assuming due authorization, execution and delivery hereof by Acquiring Fund Trust, is a legal, valid and binding obligation of the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).
(c)The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Target Fund. The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable. There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.
(d)The Target Fund has no subsidiaries.
(e)Except for consents, approvals, or waivers to be received prior to the Effective Time, including approval by the shareholders of the Target Fund and SEC effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by the Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Target Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Target Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, (iii) result in a breach or violation by the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.
(f)    Prior to the execution of this Agreement, the Target Fund has delivered to Acquiring Fund Trust true, correct and complete copies of the Target Fund’s audited statements of assets and liabilities of as of October 31, 2021, or a later date if available prior to the date hereof, and the related schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.
(ii)Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)Except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of October 31, 2021, or in the notes thereto, or as previously disclosed in writing to Acquiring Fund Trust, there are no liabilities against, relating to or affecting the Target Fund or any of its properties and assets, and Target Fund Trust is not aware of any liabilities, claims or assertions that could reasonably be expected to result in a liability against, relating to or affecting the Target Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund or its properties or assets. In particular, since October 31, 2021, except as disclosed in writing to Acquiring Fund Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.
(iv)As of the date hereof, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
(g)The minute books and other similar records of Target Fund Trust as they relate to the Target Fund contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Trust Board and committees of the Target Fund Trust Board, in each case as they relate to the Target Fund. The stock transfer ledgers and other similar records of the Target Fund accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.
(h)The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a series of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
(i)Except as disclosed in writing to and accepted by Acquiring Fund Trust, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, the Target Fund.
(j)No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.
(k)Target Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Target Fund Trust duly designated in accordance with applicable provisions of the Target Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations;
(i)For each taxable year of the Target Fund (in the case of a taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date),

the Target Fund (i) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (as such term is defined in Section 851(a) of the Code) and (ii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income Tax under Section 852 of the Code. For each taxable year of the Target Fund ending before the Closing Date, the Target Fund has (or will have) distributed sufficient investment company taxable income and net capital gain (in each case, as defined in the Code) with respect to such taxable year that would be required to be distributed to avoid the imposition of any income or excise tax under Sections 851 or 4982 of the Code.
(ii) As of the Closing Date, all applicable Tax Returns, dividend reporting forms, and other Tax-related reports of the Target Fund required by applicable Law to have been filed (including any extensions) have been filed and are correct in all material respects, and all material Taxes (whether or not shown as due on any Tax Return) have been paid or provision has been made for the payment thereof.
(iii)There are no audits, examinations, investigations or other litigation regarding Taxes pending or threatened by any Governmental or Regulatory Body in writing with respect to the Target Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to any taxable years of Target Fund.
(iv) No Governmental or Regulatory Body with which the Target Fund does not file Tax Returns has claimed in writing that the Target Fund is or may be subject to taxation by that Governmental or Regulatory Body, and no Governmental or Regulatory Body with which the Target Fund does not file a particular Tax Return has claimed in writing that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Governmental or Regulatory Body in writing in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period.
(v)The Target Fund does not have, nor has the Target Fund ever had, a permanent establishment in any country other than the United States.
(vi)During the twelve-month period preceding the date hereof, the net asset value of the Target Fund has been determined properly, taking into account all deferred and current Taxes with respect to the Target Fund under applicable Law and generally accepted accounting principles.
(vii)The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.
(viii)For purposes of the representations and warranties set forth in clause (l), any reference to the Target Fund shall include any Person that was merged with, liquidated into or otherwise a predecessor to, the Target Fund or for which the Target Fund is a successor thereto.
For purposes of this clause (l):
(1)“Tax” or “Taxes” means any and all (a) U.S. federal, state or local and all non-U.S. taxes, duties, fees, assessments or governmental (or quasi-governmental) charges or deficiencies thereof of any kind whatsoever, including income, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs, duties, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, withholding or other taxes, duties, fees, assessments or charges, however denominated, (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental or Regulatory Body in connection with any item described in clause (a), along with any interest applied thereto, and (c) Liability for Taxes on account of transferee or successor Liability in respect of any items described in clause (a) or (b) payable by reason of contract (or other agreement), assumption, operation of Law (including Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under state, local or non-U.S. Law)), or otherwise.
(2)“Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed with any Governmental or Regulatory Body relating to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.
(m)All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to Acquiring Fund Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Target Fund’s registration statement under the 1933 Act is not subject to any “stop order” and the Target Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.
(n)The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Target Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by the Target Fund.
(o)The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in Acquiring Fund Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Target Fund Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Target Fund or Target Fund Trust.

(p)Except as previously disclosed in writing to Acquiring Fund Trust at least fifteen Business Days prior to the Effective Time and accepted by Acquiring Fund Trust, at the Effective Time, the Target Fund will have good and marketable title to the Target Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Target Fund Assets, deliver such Target Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Target Fund Assets consisting of restricted securities).
(q)The Target Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Target Fund at or prior to the Effective Time.
(r)The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to Acquiring Fund Trust, the Target Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.
(s)Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, since October 31, 2021 no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.
4.2Representations and Warranties of Acquiring Fund Trust. Acquiring Fund Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:
(a)Acquiring Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Acquiring Fund. Acquiring Fund Trust has full power under its Acquiring Fund Trust Governing Documents to conduct its business as it is now being conducted and to carry out this Agreement. Acquiring Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on Acquiring Fund Trust.
(b)The execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Acquiring Fund Trust Board and the Acquiring Fund Trust Board has approved the Reorganization. No other action on the part of Acquiring Fund Trust or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by the Target Fund, is a legal, valid and binding obligation of Acquiring Fund Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).
(c)The Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents. The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value. Each share represents a fractional undivided interest in the Acquiring Fund.
(d)Except for consents, approvals, or waivers to be received prior to the Effective Time, and upon the effectiveness of the Registration Statement with the SEC, the execution, delivery and performance of this Agreement by Acquiring Fund Trust for itself and on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Acquiring Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it or the Acquiring Fund is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust is a party or by which it or the Acquiring Fund is bound, (iii) result in a breach or violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.
(e)Except as disclosed in writing to and accepted by the Target Fund, there is no Action or Proceeding pending against Acquiring Fund Trust or the Acquiring Fund or, to the best of Acquiring Fund Trust’s Knowledge, threatened against, relating to or affecting, Acquiring Fund Trust or the Acquiring Fund.
(f)No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Acquiring Fund Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.
(g)Acquiring Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.
(h)The Acquiring Fund (i) will take necessary steps to ensure it is treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) will elect to be taxed as a “regulated investment company” (as such term is defined in Section 851(a) of the Code), and intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) intends to be eligible to compute its U.S. federal income tax under section 852 of the Code for the taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date.
(i)The shares of the Acquiring Fund to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, duly and validly issued, fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.
(j)The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Acquiring Fund Trust makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Target Fund, Target Fund Trust, Target Fund Adviser or Mar Vista Investment Partners and furnished by the Target Fund or Mar Vista Investment Partners to Acquiring Fund Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.
(k)Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.
(l)The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
(m)The Acquiring Fund was newly formed for the purpose of consummating the Reorganization. As of immediately prior to the Closing, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary to consummate the Reorganization.
(n)Immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, except as necessary to provided regulatory or other seed capital.
ARTICLE V

COVENANTS AND AGREEMENTS
5.1Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of the Target Fund or the Acquiring Fund, as applicable. It is understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, subadviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund or the Acquiring Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the Parties that the Reorganization will qualify as a reorganization described under Section 368(a)(1) of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the preparation or filing of any tax return or the defense of any dispute, audit, investigation, proceeding or claim concerning taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or prior to the Closing, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein in paragraph 6.3(d).
5.2Organization of Acquiring Fund. The Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time. The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity other than such activities as are customary to the organization of a new series prior to its commencement of investment operations.
5.3Shareholders’ Meeting. Target Fund Trust will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable Law and the Target Fund Trust Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Fund Trust Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.
5.4Proxy Statement/Prospectus and Registration Statement. The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the Acquiring Fund with the assistance of Target Fund Adviser will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Fund Trust Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.
5.5Information. The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, throughout the period prior to the Effective Time, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.
5.6Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.
5.7Financial Statements. At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the period ending at the Valuation Time. These financial statements will present fairly in all material respects the financial position and portfolio investments of the Target Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of Target Fund Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. The Target Fund also will deliver to the Acquiring Fund at the Effective Time, or as soon as commercially practicable thereafter, (i) the detailed tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, which shall be prepared in accordance with the requirements for specific identification tax-lot accounting and clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security to be transferred to the Acquiring Fund, and (ii) a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that shall be carried over by the Acquiring Fund as a result of Code Section 381 and which shall be certified by the Target Fund's tax return preparer and by an officer of the Target Fund.
5.8Other Necessary Action. The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.
5.9Books and Records. Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.
5.10Issued Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to its shareholders) pursuant to this Agreement will have been duly authorized at the Effective Time and will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The Acquiring Fund Shares when issued and delivered will be registered under the 1933 Act. Shareholders of the Target Fund shall not pay any front-end or deferred sales charge in connection with the Reorganization and any account minimums of the Acquiring Fund will be waived.
5.11Liquidation of Target Fund. Target Fund Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Target Fund Trust Governing Documents in accordance with applicable law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

5.12Final Tax Returns and IRS Forms 1099 of Target Fund. After the Effective Time, except as otherwise agreed by the parties, the Target Fund shall or shall cause its agents to prepare and distribute any U.S. federal, state or local tax returns, including any IRS Forms 1099, required to be filed by the Target Fund with respect to tax years ending before the Closing Date and shall further cause such tax returns and IRS Forms 1099 to be duly filed with the appropriate Governmental or Regulatory Bodies.
ARTICLE VI

CONDITIONS PRECEDENT
6.1Conditions Precedent to Obligations of Target Fund Trust. The obligation of Target Fund Trust, on behalf of the Target Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Target Fund Trust in writing:
(a)All representations and warranties of Acquiring Fund Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that Acquiring Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)Acquiring Fund Trust shall have furnished to the Target Fund a certificate of Acquiring Fund Trust, signed by the President or Vice President and Treasurer of Acquiring Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:
(i)the representations and warranties of Acquiring Fund Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Acquiring Fund Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and
(ii)no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to Acquiring Fund Trust’s Knowledge, threatened in writing.
(c)An officer of Target Fund Trust shall have received the confirmation from the transfer agent for the Acquiring Fund required under paragraph 3.3 of this Agreement.
(d)The Acquiring Fund shall have duly executed and delivered to the Target Fund, on behalf of the Acquiring Fund, such assumptions of Liabilities and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of the Liabilities of the Target Fund by the Acquiring Fund.
6.2Conditions Precedent to Obligations of Acquiring Fund Trust. The obligation of Acquiring Fund Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Target Fund Trust of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Acquiring Fund Trust in writing:
(a)All representations and warranties of Target Fund Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Target Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)The Target Fund shall have furnished to Acquiring Fund Trust the unaudited statements required by paragraph 5.7.
(c)The Target Fund shall have furnished to Acquiring Fund Trust a certificate of the Target Fund, signed by the President or Vice President and Treasurer of the Target Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:
(i)the representations and warranties of the Target Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Target Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and
(ii)since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in the Proxy Statement/Prospectus (or any supplement thereto).
(d)The Target Fund shall have duly executed and delivered to Acquiring Fund Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to the Target Fund’s transfer agent (“Transfer Documents”) as Acquiring Fund Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Fund Assets of the Target Fund. In each case, the Fund Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.
(e)The Acquiring Fund shall have received, as of the Effective Time or as soon as practicable thereafter: (i) a certificate of an authorized signatory of State Street Bank and Trust Company, as custodian for the Target Fund, stating that the Fund Assets of the Target Fund have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from U.S. Bank N.A., the custodian for the Acquiring Fund, stating that the Fund Assets of the Target Fund have been received; and (iii) a certificate of an authorized signatory of the Target Fund confirming that the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund shares and the number and percentage (to three decimal places) of ownership of the Target Fund shares owned by each such holder as of the close of business at the Valuation Time.

(f)At the Valuation Time and Effective Time, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.
(g)The Target Fund’s agreements with each of its service providers set forth on Schedule 6.2(g) shall have terminated at the Effective Time with respect to the Target Fund, and Target Fund is not aware of any claims for damages (liquidated or otherwise) will arise as a result of such termination.
6.3Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:
(a)This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor Acquiring Fund Trust may waive the conditions set forth in this paragraph 6.3(a).
(b)The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.
(c)A registration statement on Form N-1A registering the continuous public offering of shares of the Acquiring Fund shall have become effective, and no stop order suspending effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.
(d)Each of the Acquiring Fund and the Target Fund shall have received an opinion of Godfrey & Kahn, S.C., substantially to the effect that, for U.S. federal income tax purposes:
(i)The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)In accordance with Sections 361(a) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of the Target Fund Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, and in accordance with Section 361(c) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(iii)In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Target Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(iv)In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their Target Fund shares as part of the Reorganization (including fractional shares to which they may be entitled);

(v)In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by a Target Fund shareholder (including fractional shares to which such Target Fund shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund shares held by such Target Fund shareholder immediately prior to the Reorganization;

(vi)In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by a Target Fund shareholder (including fractional shares to which such Target Fund shareholder may be entitled) will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund shareholder, provided that the Target Fund shares were held as a capital asset in the hands of such Target Fund shareholder on the Closing Date;

(vii)In accordance with Section 362(b) of the Code, the tax basis of each Target Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Target Fund Asset in the hands of the Target Fund immediately prior to the transfer thereof; and

(viii)In accordance with Section 1223 of the Code, the holding period of each Target Fund Asset acquired by the Acquiring Fund will include the period during which that Target Fund Asset was held by the Target Fund immediately prior to the transfer thereof.

(ix)The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Treasury Regulations thereunder.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Target Fund Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. Further, no opinion will be expressed as to any other U.S. federal tax issues (except those set forth above) or any state, local or non-U.S. tax issues of any kind. Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(d).

(e)At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Target Fund or Acquiring Fund Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.
(f)The Administrative Class shares of the Target Fund shall have been converted to Institutional Class shares of the Target Fund.

ARTICLE VII
EXPENSES
7.1Mar Vista Investment Partners (or any Affiliate thereof) will bear and pay all reasonable fees and expenses associated with the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses otherwise include, without limitation, costs and expenses associated with the preparation and filing of the Registration Statement; costs and expenses in connection with any special Board meetings; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; and the reasonable legal fees and expenses of the Target Fund, the Target Fund Trust, the Acquiring Fund and the Acquiring Fund Trust in connection with the Reorganization; provided, however, that Mar Vista shall not be responsible for fees, expenses or costs of any outside counsel of Target Fund Adviser.
7.2Mar Vista Investment Partners (or any Affiliate thereof) agrees that all such fees and expenses so borne and paid shall be paid by Mar Vista Investment Partners (or any Affiliate thereof) to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company under the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1) of the Code.
ARTICLE VIII

AMENDMENTS AND TERMINATION
8.1Amendments. This Agreement may be amended, modified or supplemented only in writing by the Parties, whether before or after the meeting of shareholders of the Target Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the shareholders of the Target Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Closing Date.
8.2Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:
(a)by the mutual written consent of the Parties;

(b)by the Target Fund (i) following a breach by Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that Acquiring Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Acquiring Fund Trust or the Acquiring Fund;
(c)by Acquiring Fund (i) following a breach by the Target Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Target Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Target Fund;
(d)by either the Acquiring Fund or Target Fund by written notice to the other following a determination by the terminating Party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders; or
(e)by either the Acquiring Fund or Target Fund if the Effective Time does not occur on or prior to December 31, 2022.
    If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY
9.1Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.
9.2Confidentiality. The Parties, Mar Vista Investment Partners and Target Fund Adviser (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)In the event of a termination of this Agreement, the Parties, Mar Vista Investment Partners and Target Fund Adviser agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
ARTICLE X
MISCELLANEOUS
10.1Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof), a separate non-disclosure agreement among the Parties and U.S. Bancorp Global Fund Services, LLC (the “NDA”) dated January 31, 2022 and a separate Asset Purchase Agreement between Mar Vista Investment Partners and Target Fund Adviser dated April 7, 2022 (the “APA”) constitute the entire agreement of the Parties, Mar Vista Investment Partners and Target Fund Adviser with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties, Mar Vista Investment Partners and Target Fund Adviser (except the NDA and the APA) and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party (or by an authorized executive officer of Mar Vista Investment Partners or Target Fund Adviser solely for purposes of this paragraph and paragraphs 9.2, 10.5, 10.13 and 10.14 and Article VII) against which enforcement of the amendment, modification, waiver, discharge or termination is sought.
10.2Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):
If to Target Fund Trust:

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606

Attention: Legal Department
With a copy (which shall not constitute notice) to:

Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 Attention: Christopher P. Harvey, Esq.

If to Target Fund Adviser:

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606
Attention: Legal Department
E-mail: Legal&ComplianceTeam@harborfunds.com

With a copy (which shall not constitute notice) to:

Ropes & Gray LLP
191 North Wacker Drive, 32ndFloor
Chicago, Illinois 60606
Attention: Paulita A. Pike, Esq.
E-mail: paulita.pike@ropesgray.com

If to Acquiring Fund Trust:

Manager Directed Portfolios

c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Attention: Alyssa M. Bernard, Esq.
With a copy (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Attention: Ellen Drought, Esq.

If to Mar Vista Investment Partners:

11150 Santa Monica Boulevard, Suite 320
Los Angeles, California 90025
Attention: Robert Schmaltz
E-mail: rschmaltz@marvistainvestments.com

10.3Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a) and 6.3(d), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).
10.4Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.
10.5Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.11, 5.12, 5.13, 8.2, 9.2 and Articles VII and X shall survive the consummation of the transactions contemplated hereunder.
10.6Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
10.7Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
10.8Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to its principles of conflicts of laws; provided, that, in the case of a conflict between those laws and the U.S. federal securities laws, the latter shall govern.
10.9Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, the Target Fund shall deliver or cause to be delivered to Acquiring Fund Trust at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in) or copies thereof.
10.10Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).
10.11Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.
10.12Effect of Facsimile or PDF Signature. A facsimile or PDF signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.
10.13Acquiring Fund Trust Liability. The name “Manager Directed Portfolios” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust dated March 20, 2007, as amended through May 15, 2017, and all Persons dealing with Acquiring Fund Trust or the Acquiring Fund must look solely to the property of Acquiring Fund Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Acquiring Fund Trust. No other portfolio of Acquiring Fund Trust shall be liable for any claims against the Acquiring Fund. The Parties, along with Mar Vista Investment Partners and Target Fund Adviser, specifically acknowledge and agree that any liability of Acquiring Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of Acquiring Fund Trust shall be liable with respect thereto.
10.14Target Fund Trust Liability. The name “Harbor Funds” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust, dated June 25, 2013, and all Persons dealing with the Target Fund or Target Fund Trust must look solely to the property of the Target Fund or Target Fund Trust for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Target Fund Trust. No other portfolio of Target Fund Trust shall be liable for any claims against the Target Fund. The Parties, along with Mar Vista Investment Partners and Target Fund Adviser, specifically acknowledge and agree that any liability of Target Fund Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Target Fund Trust shall be liable with respect thereto.
ARTICLE XI
DEFINITIONS
    As used in this Agreement, the following terms have the following meanings:
    “Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.
“Acquiring Class” has the meaning specified in the recitals.
“Acquiring Fund” has the meaning specified in the preamble.
“Acquiring Fund Shares” has the meaning specified in the recitals.
“Acquiring Fund Trust” has the meaning specified in the preamble.
    “Acquiring Fund Trust Board” has the meaning specified in the recitals.
    “Acquiring Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Acquiring Fund Trust.
“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.
    “Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.
    “Agreement” has the meaning specified in the preamble.
“Books and Records” means a Party’s accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.
    “Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

    “Closing” has the meaning specified in paragraph 3.1.
    “Code” has the meaning specified in the recitals.
“Effective Time” has the meaning specified in paragraph 3.1.
    “Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether U.S. federal, state, county, local or non-U.S., or any agency, authority (including any taxing authority), official or instrumentality of any such government or political subdivision.
    “Independent Trustees” has the meaning specified in the recitals.
    “Knowledge” means (i) with respect to Target Fund Trust and the Target Fund, the actual knowledge after reasonable inquiry of Target Fund Trust’s trustees or officers and Target Fund Adviser in its capacity as adviser to the Target Fund; and (ii) with respect to Acquiring Fund Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of Acquiring Fund Trust’s trustees or officers, or Mar Vista Investment Partners in its capacity as adviser to Acquiring Fund.
    “Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.
“Liabilities” means all existing liabilities of the Target Fund reflected on the unaudited statement of assets and liabilities of the Target Fund prepared by the Target Fund or its agent as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective Treasurers of Acquiring Fund Trust and Target Fund Trust at the Effective Time. The Acquiring Fund shall assume only those liabilities of the Target Fund reflected in that unaudited statement of assets and liabilities and shall not assume: (i) any liabilities not reflected on the unaudited statement of assets and liabilities, whether absolute or contingent, (ii) any liabilities, costs or charges relating to the expense limitation arrangement between Target Fund Trust, on behalf of the Target Fund, and Target Fund Adviser (including any recoupment by Target Fund Adviser or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed), (iii) any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund, or (iv) any other liability that the parties agree in writing should be excluded.
    “Mar Vista Investment Partners” has the meaning specified in the preamble.
    “Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of Liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”
“NYSE” means New York Stock Exchange.
    “1940 Act” has the meaning specified in the recitals.
    “1933 Act” means the Securities Act of 1933, as amended.

    “1934 Act” means the Securities Exchange Act of 1934, as amended.
    “Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.
    “Party” and “Parties” each has the meaning specified in the preamble.
    “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.
    “Protected Persons” has the meaning specified in paragraph 9.2.
    “Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(o).
    “Registration Statement” has the meaning specified in paragraph 4.1(o).
    “Reorganization” has the meaning specified in the recitals.
“SEC” means the U.S. Securities and Exchange Commission.
“Target Class” has the meaning specified in the recitals.
“Target Fund” has the meaning specified in the preamble.
“Target Fund Adviser” has the meaning specified in the preamble.
“Target Fund Assets” means all properties and assets of the Target Fund of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding (a) the estimated costs of extinguishing any liability not assumed by the Acquiring Fund; and (b) the Target Fund’s rights under this Agreement.
“Target Fund Trust” has the meaning specified in the preamble.
“Target Fund Trust Board” has the meaning specified in the recitals.
“Target Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Target Fund Trust, as amended from time to time.
    “Transfer Documents” has the meaning specified in paragraph 6.2(e).
“Valuation Time” has the meaning specified in paragraph 2.4.

    IN WITNESS WHEREOF, the Parties, Mar Vista Investment Partners and Target Fund Adviser have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

MANAGER DIRECTED PORTFOLIOS, on behalf of its series MAR VISTA STRATEGIC GROWTH FUND

By:
Name:     ________________________
Title:    ________________________

HARBOR FUNDS, on behalf of its series HARBOR STRATEGIC GROWTH FUND

By:
Name:     _______________________
Title:    ________________________

MAR VISTA INVESTMENT PARTNERS, LLC

By:
Name:     ________________________
Title:    ________________________

Solely for purposes of Article VII and
Paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14

HARBOR CAPITAL ADVISORS, INC.

By:
Name:     ________________________
Title:    ________________________

Solely for purposes of Article VII and
Paragraphs 3.2, 9.2, 10.1, 10.5, 10.13 and 10.14

EXHIBIT A

Target Fund Acquiring Fund
Harbor Strategic Growth Fund Mar Vista Strategic Growth Fund

Share Classes
Target Fund Share Class	Acquiring Fund Share Class
Institutional Class	Institutional Class
Investor Class	Investor Class
Retirement Class	Retirement Class
Administrative Class*	Institutional Class

* If the Reorganization is approved by the requisite vote of the holders of the outstanding shares of the Target Fund, Administrative Class shares of the Target Fund will be converted to Institutional Class shares of the Target Fund at the time of or shortly prior to the Effective Time (as defined in Section 3.1, above).

SCHEDULE 6.2(h)

TARGET FUND CONTRACTS WITH SERVICE PROVIDERS TO BE TERMINATED WITH RESPECT TO THE TARGET FUND AS OF THE EFFECTIVE TIME:
1.Investment Advisory Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund and Harbor Capital Advisors, Inc. dated March 1, 2017
2.Subadvisory Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund, Harbor Capital Advisors, Inc. and Mar Vista Investment Partners, LLC dated March 6, 2017
3.Contractual Expense Limitation Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund and Harbor Capital Advisors, Inc. dated March 1, 2022
4.Distribution Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund and Harbor Funds Distributors, Inc. dated July 1, 2013, as amended
5.Custodian Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund and State Street Bank and Trust Company dated November 19, 1986, as amended
6.Transfer Agency and Service Agreement between Harbor Funds on behalf of Harbor Strategic Growth Fund and Harbor Services Group, Inc. dated June 7, 2001, as amended
7.Transfer Agency and Service Agreement Fee Schedule between Harbor Funds on behalf of Harbor Strategic Growth Fund and Harbor Services Group, Inc. dated March 1, 2021

Appendix B
Existing Fund’s Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each class of the Existing Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). No financial highlights exist for the Acquiring Fund, which has not yet commenced operations.

HARBOR STRATEGIC GROWTH FUND

	Retirement Class
	Year Ended October 31,						Year Ended June 30,
	2021	2020	2019	2018	2017(g)		2017(f)
Net asset value beginning of period	$24.67	$22.31	$19.65	$18.86	$17.67		$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	0.05	0.09	0.12	0.07	0.05		0.03
Net realized and unrealized gain/(loss) on investments	9.52	2.69	3.10	1.11	1.14		0.88
Total from investment operations	9.57	2.78	3.22	1.18	1.19		0.91
Less Distributions
Dividends from net investment income	(0.12)	(0.11)	(0.08)	(0.04)	—		—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—		—
Total distributions	(0.91)	(0.42)	(0.56)	(0.39)	—		—
Net asset value end of period	33.33	24.67	22.31	19.65	18.86		17.67
Net assets end of period (000s)	$7,731	$6,488	$5,152	$3,584	$ 435		$ 316
Ratios and Supplemental Data (%)
Total return[b]	39.66%	12.60%	17.04%	6.34%	6.73%	[c]	5.43%	[c]
Ratio of total expenses to average net assets^	0.72	0.72	0.71	0.76	1.10	[d]	1.52	[d]
Ratio of net expenses to average net assets[a]	0.63	0.63	0.63	0.62	0.62	[d]	0.62	[d]
Ratio of net investment income/(loss) to average net assets[a]	0.18	0.40	0.60	0.33	0.42	[d]	0.58	[d]
Portfolio turnover	9	22	26	15	9	[c]	21	[c]

•Less than $0.01
^ Percentage does not reflect reduction for credit balance arrangements a Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b The total returns would have been lower had certain expenses not been waived during the periods shown.
c Unannualized
d Annualized
e Amounts are based on average daily shares outstanding during the period.
f For the period March 6, 2017 (commencement of operations) through June 30, 2017
 g For the period July 1, 2017 through October 31, 2017

HARBOR STRATEGIC GROWTH FUND

	Administrative Class
	Year Ended October 31,						Year Ended June 30,
	2021	2020	2019	2018	2017[g]		2017[f]
Net asset value beginning of period	$24.58	$22.24	$19.58	$18.82	$17.65		$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.05)	0.02	0.05	0.01	0.01		0.01
Net realized and unrealized gain/(loss) on investments	9.49	2.67	3.10	1.10	1.16		0.88
Total from investment operations	9.44	2.69	3.15	1.11	1.17		0.89
Less Distributions
Dividends from net investment income	(0.05)	(0.04)	(0.01)	—	—		—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—		—
Total distributions	(0.84)	(0.35)	(0.49)	(0.35)	—		—
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A		N/A
Net asset value end of period	33.18	24.58	22.24	19.58	18.82		17.65
Net assets end of period (000s)	$ 52	$ 22	$ 18	$ 16	$ 12		$ 11
Ratios and Supplemental Data (%)
Total return[b]	39.17%	12.21%	16.70%	5.96%	6.63%	[c]	5.31%	[c]
Ratio of total expenses to average net assets^	1.05	1.05	1.04	1.09	1.43	[d]	1.93	[d]
Ratio of net expenses to average net assets[a]	0.96	0.96	0.96	0.95	0.95	[d]	0.95	[d]
Ratio of net investment income/(loss) to average net assets[a]	(0.17)	0.08	0.26	0.03	0.10	[d]	0.19	[d]
Portfolio turnover	9	22	26	15	9	[c]	21	[c]

•Less than $0.01
^ Percentage does not reflect reduction for credit balance arrangements a Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b The total returns would have been lower had certain expenses not been waived during the periods shown.
c Unannualized
d Annualized
e Amounts are based on average daily shares outstanding during the period.
f For the period March 6, 2017 (commencement of operations) through June 30, 2017
 g For the period July 1, 2017 through October 31, 2017

HARBOR STRATEGIC GROWTH FUND

	Institutional Class
	Year Ended October 31’						Year Ended June 30
	2021	2020	2019	2018	2017[f]		2017
Net asset value beginning of period	$24.64	$22.28	$19.63	$18.85	$17.66		$15.54
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.03)	0.08	0.11	0.06	0.03		0.12
Net realized and unrealized gain/(loss) on investments	9.51	2.68	3.08	1.11	1.16		2.22
Total from investment operations	9.54	2.76	3.19	1.17	1.19		2.34
Less Distributions
Dividends from net investment income	(0.10)	(0.09)	(0.06)	(0.04)	—		(0.11)
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—		(0.11)
Total distributions	(0.89)	(0.40)	(0.54)	(0.39)	—		(0.22)
Proceeds from redemption fees	N/A	N/A	N/A	N/A	N/A		— *
Net asset value end of period	33.29	24.64	22.28	19.63	18.85		17.66
Net assets end of period (000s)	$112,425	$100,895	$106,463	$66,197	$56,026		$31,866
Ratios and Supplemental Data (%)
Total return[b]	39.56%	12.54%	16.91%	6.26%	6.74%	[c]	15.21%
Ratio of total expenses to average net assets^	0.80	0.80	0.79	0.84	1.18	[d]	1.48
Ratio of net expenses to average net assets[a]	0.71	0.71	0.71	0.70	0.70	[d]	0.83
Ratio of net investment income/(loss) to average net assets[a]	0.11	0.35	0.51	0.28	0.29	[d]	0.71
Portfolio turnover	9	22	26	15	9	[c]	21

•Less than $0.01
^ Percentage does not reflect reduction for credit balance arrangements a Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b The total returns would have been lower had certain expenses not been waived during the periods shown.
c Unannualized
d Annualized
e Amounts are based on average daily shares outstanding during the period.
f For the period July 1, 2017 through October 31, 2017

HARBOR STRATEGIC GROWTH FUND

	Investor Class
	Year Ended October 31,						Year Ended June 30,
	2021	2020	2019	2018	2017[g]		2017[f]
Net asset value beginning of period	$24.17	$21.87	$19.54	$18.81	$17.64		$16.76
Income from Investment Operations
Net investment income/(loss)[a,e]	(0.08)	(0.01)	0.03	(0.02)	0.02		0.01
Net realized and unrealized gain/(loss) on investments	9.34	2.63	2.79	1.10	1.15		0.87
Total from investment operations	9.26	2.62	2.82	1.08	1.17		0.88
Less Distributions
Dividends from net investment income	(0.02)	(0.01)	(0.01)	—	—		—
Distributions from net realized capital gains	(0.79)	(0.31)	(0.48)	(0.35)	—		—
Total distributions	(0.81)	(0.32)	(0.49)	(0.35)	—		—
Net asset value end of period	32.62	24.17	21.87	19.54	18.81		17.64
Net assets end of period (000s)	$ 900	$ 503	$ 417	$ 322	$ 75		$ 22
Ratios and Supplemental Data (%)
Total return[b]	39.06%	12.12%	14.99%	5.80%	6.63%	[c]	5.25%	[c]
Ratio of total expenses to average net assets^	1.16	1.17	1.16	1.21	1.55	[d]	2.03	[d]
Ratio of net expenses to average net assets[a]	1.07	1.08	1.08	1.07	1.07	[d]	1.07	[d]
Ratio of net investment income/(loss) to average net assets[a]	(0.27)	(0.04)	0.14	(0.11)	0.05	[d]	0.13	[d]
Portfolio turnover	9	22	26	15	9	[c]	21	[c]

•Less than $0.01
^ Percentage does not reflect reduction for credit balance arrangements a Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses
b The total returns would have been lower had certain expenses not been waived during the periods shown.
c Unannualized
d Annualized
e Amounts are based on average daily shares outstanding during the period.
f For the period March 6, 2017 (commencement of operations) through June 30, 2017
 g For the period July 1, 2017 through October 31, 2017

Appendix C
Additional MDP Trust Policies Applicable to the Acquiring Fund
Below is information regarding the Acquiring Fund. All references to a “Fund” in this Appendix C refer to the Acquiring Fund, unless otherwise noted.
SHAREHOLDER INFORMATION
PRICING OF SHARES
The price of the Fund’s shares is based on its net asset value (“NAV”). The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally, 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Any order received after the close of trading on the Exchange will be processed at the NAV as determined as of the close of trading on the next day the Exchange is open. Shares will only be priced on Business Days.
In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Prices of foreign securities or other assets quoted in foreign currencies are translated into U.S. dollars at current rates. If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above. The Fund has retained a pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV. The fair value pricing service may employ quantitative models in determining fair value.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.
If there is no reported sale on the applicable exchange, securities are valued at the mean between the most recent quoted bid and asked prices. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.
When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Prices of foreign securities or other assets quoted in foreign currencies are translated into U.S. dollars at current rates. If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above. The Fund has retained a pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV. The fair value pricing service may employ quantitative models in determining fair value.
PURCHASE OF SHARES
The Fund’s shares are offered on a continuous basis and are sold without any sales charges. You may purchase shares as specified below. The minimum initial investments for Institutional Shares and Investor Shares of the Fund are $25,000 and $1,000, respectively. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount. The Fund reserves the right to change the criteria for eligible investors and investment minimums, and the investment minimums may be waived at the discretion of Mar Vista.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
By Mail: You may purchase shares by sending a check in U.S. dollars drawn on a U.S. bank payable to the Mar Vista Strategic Growth Fund, indicating the name and share class of the Fund and the dollar amount to be purchased, along with a completed application. If a subsequent investment is being made, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Send the check and account application to:
Regular mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701
Overnight mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices.

Purchase orders must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.
By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.
Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Your bank should transmit funds by wire to:

Wire to:	U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number:	75000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Mar Vista Strategic Growth Fund
(Shareholder Name/Account Registration
(Shareholder Account Number)

By Telephone: Investors may purchase additional shares of the Fund by calling, toll-free, (855) 870-3188. If you accepted this option on your account application, and your account has been open for at least 7 business days, telephone orders, in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close (generally, 4:00 p.m. Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.
Purchase orders by telephone must be received by or prior to Market Close (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Automatic Investment Plan: Once your account has been opened you may make additional purchases of the Fund at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Fund on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at

(855) 870-3188 for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five days prior to the effective date.
Payroll Investment Plan: The Payroll Investment Plan (“PIP”) permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a payroll deduction form to your employer’s payroll department after your account has been established with the Fund. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the PIP. It is the responsibility of your employer, not the Fund, the Distributor, Mar Vista, or the Transfer Agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. For more information regarding the PIP call (855) 870-3188.
Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. Purchase orders received in good order after Market Close will be priced as of the close of regular trading on the following Business Day. Purchase requests not in good order may be rejected.
Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. The Fund reserves the right to reject any account application. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Individual Retirement Accounts: The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call (855) 870-3188 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•Coverdell Education Savings Accounts
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.
The Fund reserves the right to suspend the offering of shares.
REDEMPTION OF SHARES
You may sell (redeem) your shares on any Business Day.  Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request.  The Fund’s name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests.  You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.
The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to Market Close (generally, 4:00 p.m., Eastern Time), regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number, and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.  The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund.  The Fund reserves the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders.  Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right to not make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.
By Mail: If you redeem your shares by mail, you must submit written instructions which indicate the Fund’s name and class you are redeeming shares from, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:
Regular mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
Mar Vista Strategic Growth Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.
By Telephone: If you prefer to redeem your shares by telephone, you must accept telephone options on your account application. You may then initiate a redemption of shares up to the amount of $50,000 by calling the Transfer Agent at (855) 870-3188. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.
Investors may have a check sent to the address of record, may wire proceeds to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.
Redemption requests must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close (generally, 4:00 p.m. Eastern Time).
Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Plan: As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.
In-Kind Redemptions: The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”), and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.

Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days; or
•For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
IRA and other retirement plan redemptions: If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at (855) 870-3188. Investors will be asked whether or not to withhold taxes from any distribution.
PURCHASING AND REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares and receive purchase and redemption orders on behalf of the Fund. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by the Distributor to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. Mar Vista and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.
SHARE CLASS CONVERSIONS
You may convert shares of one share class of the Fund for a different share class of the Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are converting into. Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. A conversion from one class to another within the Fund will generally not be a taxable transaction.
To obtain more information about share class conversions, or to place conversion orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this Prospectus, or may not permit share class conversions. The Fund reserves the right to modify or eliminate the share class conversion feature.
FREQUENT PURCHASES AND REDEMPTIONS
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-cap stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.
If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.
The Fund will generally monitor trading activity within a 90-day period. The Fund may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades, and the amount of the trades in making such determinations. The Fund may modify its procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. In applying these policies, the Fund considers the information available at the time and may consider trading activity in multiple accounts under common ownership, control, or influence.
When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity. The Fund will seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.
There is no guarantee that the Fund or its agents will be able to detect market timing or abusive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.
In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person.
The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If a financial intermediary fails to enforce the Fund’s policies with respect to market timing and other abusive trading activity, the Fund may take other actions, including terminating its relationship with such financial intermediary.
OTHER FUND POLICIES
Small Accounts: If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Fund may close your account, redeem your shares, and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.
Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Additional information may be required in certain circumstances. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.
Householding: You may occasionally receive proxy statements and other regulatory documents for the Fund. In an effort to decrease costs and to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same address. If you would like to discontinue householding for your accounts please call, toll-free, (855) 870-3188 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Lost Shareholders: It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Shareholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
DISTRIBUTIONS
Distributions from the Fund’s net investment income, if any, are declared and paid annually. Any net capital gain realized by the Fund also will be distributed annually. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local income tax.
Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.
If you elect to receive distributions paid in cash, and the U.S. Postal Service is unable to deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then current NAV per share, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time.
FEDERAL INCOME TAXES
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. Although the Fund expects that most or all of its distributions of investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income (generally, dividends received by the Fund from U.S. corporations, corporations incorporated in a possession of the U.S., and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.), such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for United States residents.
Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to the Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referenced above.
You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.
In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange, or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders that sell, exchange, or redeem shares generally will have a capital gain or loss from the sale, exchange, or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange, or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange, or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange, or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.
Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions. If the Fund makes such an election, you will be notified. Please see the SAI for additional information regarding the foreign tax credit.
The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange, or redeem those shares. The Fund will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.
The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

STATEMENT OF ADDITIONAL INFORMATION

Dated May 20, 2022

FOR THE REORGANIZATION OF

HARBOR STRATEGIC GROWTH FUND
a series of Harbor Funds

into

MAR VISTA STRATEGIC GROWTH FUND
a series of Manager Directed Portfolios

(the “Reorganization”)

615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
1-844-737-MVIP (6847)
www.mvipfunds.com

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus. This Reorganization SAI supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated May 20, 2022 (the “Proxy Statement”), relating to the Reorganization. To obtain a copy of the Proxy Statement, please contact the Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, by calling 800-422-1050 or Manager Directed Portfolios by writing or calling the address and telephone number shown above.

You should rely only on the information contained in this Reorganization SAI and the Proxy Statement. The Company has not authorized others to provide additional information. This Reorganization SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

1

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
INCORPORATION BY REFERENCE	1
SUPPLEMENTAL FINANCIAL INFORMATION	1
APPENDIX A – ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	A-1

2

GENERAL INFORMATION
This Reorganization SAI and the Proxy Statement are related to the reorganization of the Harbor Strategic Growth Fund (the “Existing Fund” or “Predecessor Fund”) with and into the Mar Vista Strategic Growth Fund (the “Acquiring Fund”), which involves (i) the acquisition by the Acquiring Fund, a series of Manager Directed Portfolios, a Delaware statutory trust (the “MDP Trust”), of all of the property and other assets of the Existing Fund, a series of Harbor Funds, a Delaware statutory trust, in exchange solely for (a) shares of beneficial interest, $0.01 par value, of the Acquiring Fund, and (b) the assumption by the Acquiring Fund of all of the existing liabilities of the Existing Fund reflected on the Existing Fund’s statement of assets and liabilities; (ii) the distribution of the shares of the Acquiring Fund to the shareholders of the Existing Fund according to their respective interests in complete liquidation of the Existing Fund; and (iii) the termination of the Existing Fund as a series of Harbor Funds as soon as practicable after the distribution. The Reorganization will be effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization.
The Reorganization is subject to approval by Existing Fund shareholders

INCORPORATION BY REFERENCE
This SAI incorporates by reference the following documents only insofar as they relate to the Existing Fund:
•The prospectus of Harbor Funds on behalf of the Existing Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-050163);
•Statement of Additional Information of Harbor Funds on behalf of the Existing Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-050163); and
•Annual Report to shareholders of the Existing Fund for the fiscal year ended October 31, 2021 (File No. 811-04676; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-365777).
You may obtain copies of the Existing Fund Prospectus and SAI, or annual or semi-annual reports of the Existing Fund without charge by contacting the Existing Fund at 1-800-422-1050; by visiting http://www harborcapital.com or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov. Copies of the Existing Fund documents, as well as proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
SUPPLEMENTAL FINANCIAL INFORMATION
A table showing the fees of the Existing Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison of the Existing Fund and the Acquiring Fund – Comparison of fee tables” section of the Proxy Statement/Prospectus.
The Reorganization will not result in a material change to the Existing Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, schedules of investments of the Existing Fund modified to show the effects of the Reorganization are not required and are not included. There are no material differences in the accounting, valuation and tax policies of the Existing Fund as compared to those of the Acquiring Fund.

1

APPENDIX A – ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
This Appendix A provides additional information regarding the Acquiring Fund, a newly formed series of the MDP Trust. All references to a “Fund” in this Exhibit A refer to the Acquiring Fund. All references to the “Trust” in this Exhibit A refer to the MDP Trust.
GENERAL INFORMATION
The Fund is a mutual fund that is a diversified, separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on April 4, 2006. Effective July 1, 2016, the Trust changed its name from The Roxbury Funds to Manager Directed Portfolios. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series. The Fund has established Institutional Shares, Investor Shares, and Retirement Shares.
FUND HISTORY
Prior to the Reorganization, the Fund was organized as a new “shell” series of the Trust with no assets and had not commenced operations. The Fund intends to adopt the performance and financial history of the Predecessor Fund and the Original Mar Vista Fund (defined below). As part of the Reorganization, Institutional Class and Administrative Class shareholders of the Predecessor Fund received Institutional Shares of the Fund, Retirement Class shareholders of the Predecessor Fund received Retirement Shares of the Fund and Investor Class shareholders of the Predecessor Fund received Investor Shares of the Fund.
The Roxbury/Mar Vista Strategic Growth Fund (the “Original Mar Vista Fund”), a series of the Roxbury Funds (now known as Manager Directed Portfolios) commenced operations on November 1, 2011 with a single Institutional Class of shares. Mar Vista Investment Partners, LLC (“Mar Vista,” or the “Adviser”) served as the Original Mar Vista Fund’s investment sub-adviser and Roxbury Capital Management, LLC (“Roxbury”) served as the Original Mar Vista Fund’s investment adviser from inception until January 20, 2015. Effective January 20, 2015, Mar Vista replaced Roxbury as the primary investment adviser to the Original Mar Vista Fund and the Original Mar Vista Fund was renamed the Mar Vista Strategic Growth Fund. On March 6, 2017, the Original Mar Vista Fund reorganized into the Predecessor Fund, a series of Harbor Funds, an unaffiliated registered investment company. Shareholders of the Original Mar Vista Fund received Institutional Class shares of the Predecessor Fund as part of the 2017 reorganization. Mar Vista served as the investment sub-adviser to the Predecessor Fund and Harbor Capital Advisors Inc. (“Harbor Capital”) served as the investment adviser to the Predecessor Fund.
INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS
The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the prospectus.

Investment Objective
The Fund seeks long-term growth of capital.  The investment objective of the Fund may be changed without shareholder approval upon 60 days’ notice to shareholders.
The Fund invests in equity securities that Mar Vista believes have strong growth characteristics and are undervalued in the marketplace. Under normal market conditions, the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies. The Fund tends to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of companies with mid and small market capitalizations. The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”) and may from time to time invest in foreign securities, including American Depositary Receipts.
Diversification Status
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund’s classification as a diversified fund is a fundamental policy, and cannot be changed without the prior approval of the Fund’s shareholders, as described under “Investment Limitations,” below.
General Market Risks
U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Investment Strategies and Related Risks
Bank Obligations.  The Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers’ acceptances of major U.S. and foreign banks and their branches located outside of the U.S., of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U.S.  Obligations of foreign branches of U.S. banks and U.S. branches of wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation.  Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.  A brief description of some typical types of bank obligations follows:

·
Bankers’ Acceptances.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

·
Certificates of Deposit.  Certificates of deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate.  Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

·	Time Deposits. Time deposits are bank deposits for fixed periods of time.

Cash Management.  Under normal market conditions, the Fund will invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow.  Certain types of these instruments are described below.
Commercial Paper.  The Fund may invest in commercial paper.  Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund may invest only in commercial paper rated A-1 or higher by Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or if not rated, determined by the investment adviser to be of comparable quality.
Convertible Securities.  Convertible securities have characteristics similar to both fixed income and equity securities.  Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock.  As a result, the Fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock.  The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.
The Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s or S&P, or if unrated, are determined by the investment adviser to be of comparable quality.  Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.  Should the rating of a security be downgraded subsequent to the Fund’s purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.  As a result, the Fund and its shareholders could be negatively impacted.
Debt Securities.  Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.
The value of debt securities may be affected significantly by changes in interest rates.  Generally, when interest rates rise, a debt security’s value declines and when interest rates decline, its market value rises.  Generally, the longer a debt security’s maturity, the greater the interest rate risk and the higher its yield.  Conversely, the shorter a debt security’s maturity, the lower the interest rate risk and the lower its yield.  Individual debt securities may be subject to the credit risk of the issuer.  The underlying issuer may experience unanticipated financial problems and may be unable to meet its payment obligations.  Debt securities receiving a lower rating compared to higher rated debt securities, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other adverse circumstances.  Ratings agencies such as Moody’s, Fitch and S&P provide ratings on debt obligations based on their analyses of information they deem relevant.  Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate.
Foreign Investments and Currencies. The Fund may invest in securities of foreign issuers that are publicly traded in the U.S. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), and may purchase and sell foreign currency.
Depositary Receipts. ADRs, EDRs, and GDRs”), are certificates evidencing ownership of shares of a foreign issuer.  These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs may be available through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary.  An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal policies of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade deal that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.
Russia’s assertion of its influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the U.S. and other countries, which may cause volatility in the markets.
Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the U.S.
Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.
Public Health Threats. Various countries throughout the world are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.
Emerging Markets. The Fund may invest in securities that may be located in developing or emerging markets, entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
Futures and Options on Futures; Derivatives.  The Fund may purchase futures and options on futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.
There are significant risks associated with a Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.
The Fund may also enter into other derivative investments such as swaps.  Generally derivative securities are investments that derive their value on the value of an underlying asset, reference rate or index.  All derivative investments are subject to a number risks such as liquidity, operational, counterparty, accounting and tax risks.  The use of derivatives is a highly specialized investment activity.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, new Rule 18f-4 (the “Derivatives Rule”), adopted by the SEC on October 28, 2020, replaces the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by registered funds. The Derivatives Rule generally permits a fund to enter into derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act, provided the fund complies with the conditions set forth in the Derivatives Rule, including limiting the fund’s derivatives transactions based on the Derivatives Rule’s value-at-risk (“VaR”) limits and adoption of a derivatives risk management program. The Derivatives Rule provides an exception for a fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from the Derivatives Rule’s VaR-based limits and from the requirement to adopt a derivatives risk management program. The Fund expects to qualify as a limited derivatives user.
Money Market Funds.  The Fund may invest in the securities of money market funds, within the limits prescribed by the 1940 Act.
U.S. Government Obligations. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the U.S. (for example, securities of the Government National Mortgage Association or “Ginnie Mae” securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks (“FHLBs”). In the case of obligations not backed by the full faith and credit of the U.S., a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.
Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.
Hedging Strategies.  The Fund may engage in certain hedging strategies that involve options and futures.  The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualifications as a regulated investment company for federal income tax purposes. Under rules adopted by the U.S. Commodity Futures Trading Commission (“CFTC”), the adviser of an investment company is subject to registration with the CFTC as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act if the investment company is unable to comply with certain trading and marketing limitations subject to exclusions such as Rule 4.5, described below.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests in order to claim this exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that Mar Vista was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
Illiquid Securities.  The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Mar Vista makes the day to day determinations of liquidity pursuant to the Fund’s liquidity risk management program, monitors the liquidity of securities held by the Fund and reports periodically on the Fund’s liquidity to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by Mar Vista to the Board. Illiquid securities include securities issued by private companies and restricted securities (securities where the disposition of which is restricted under the federal securities laws). Rule 144A securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity risk management program. External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.
Initial Public Offerings. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable short-term capital gains that, to the extent not offset by losses, will be distributed to the shareholders and taxable to them at ordinary income rates. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Investment Company Securities and Exchange-Traded Funds.  The Fund may invest in investment company securities, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder. Generally, the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company, (b) such a purchase would cause the Fund to have more than 5%

of its total assets invested in the investment company, or (c) more than 10% of the Fund’s total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain investment companies beyond the limits set forth in Section 12(d)(1) pursuant to the “fund of funds” rules promulgated thereunder, including Rule 12d1-4. Rule 12d1-4 provides an exemption from Section 12(d)(1) that allows a registered investment company to invest all of its assets in other registered investment companies, including ETFs, if the registered investment company satisfies certain conditions specified in the rule, including, among other conditions, that the registered investment company and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).
Options on Securities and Securities Indices.  The Fund may purchase call options on securities that the Adviser intends to hold in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security.  The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return.  The Fund may write (sell) put and covered call options on securities in which they are authorized to invest.  The Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices.  Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security.
Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security.  While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser.  Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund’s investment limitations.
Restricted Securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

Securities Lending.  The Fund may lend securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities.  Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities.  Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or another approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party upon reasonable notice to the other party may terminate any loan.
Temporary Defensive Position.  The Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position.  The result of this action may be that the Fund will be unable to achieve its investment objective.
Portfolio Turnover.  The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders. For the fiscal years ended October 31, 2021 and October 31, 2020, the Predecessor Fund’s portfolio turnover was 9% and 22%, respectively.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund has policies and procedures in place regarding the disclosure of Fund portfolio holdings designed to allow disclosure of portfolio holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.
The Fund provides portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities. Regulatory filings with portfolio holdings information are made approximately 60 days after the end of each fiscal quarter.
The Fund may, but is not required to, disclose some of the Fund’s portfolio holdings information on the Fund’s website, the Adviser’s website, at a shareholder meeting, in Adviser newsletters, or in other communications made available to all shareholders. Such portfolio holdings disclosures may include the Fund’s complete portfolio holdings, the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, or a percentage breakdown of the Fund’s investments by country, sector and industry, or particular holdings. The Adviser may not selectively disclose such information unless all of the information is disclosed by one of the above methods to all shareholders.
The Fund may disclose information relating to the Fund’s portfolio holdings to:
•certain “independent reporting agencies” recognized by the SEC to be acceptable agencies for the reporting of industry statistical information;
•financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, subject to a confidentiality agreement and trading restrictions; and
•service providers subject to a duty of confidentiality who require access to the information: (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; or (iv) for the purpose of due diligence regarding a merger or acquisition.
The Fund may also disclose such information in accordance with ongoing arrangements with certain third parties, as discussed below. In addition, such disclosures may be made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities on behalf of the Fund. Finally, the Fund may disclose such information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions.
In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser or principal underwriter, or any affiliated person of the Fund, the Adviser, or principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve a non-public disclosure of portfolio holdings, other than the ongoing arrangements described below, which have been approved by the Board. The Trust’s Chief Compliance Officer must report all such arrangements to disclose portfolio holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about the Fund’s holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Trust, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
Each of the following third parties have been approved to receive portfolio holdings information: (i) U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”),the Fund’s administrator, transfer agent and fund accounting agent; (ii) the Fund’s independent public accounting firm; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) U.S. Bank N.A., the Fund’s custodian in connection with its custody of the Fund’s assets; (v) Godfrey & Kahn, S.C., Trust counsel; (vi) the Adviser; (vii) data vendors utilized in connection with the liquidity classifications of the Fund’s investments pursuant to Rule 22e-4 of the 1940 Act; (vi) Glass Lewis & Co. and Broadridge Financial Solutions, Inc., the Fund’s proxy voting services; (vii) aggregators and ranking and ratings services, such as: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s, all of which currently receive such information within 45 days following the end of a calendar quarter; and (ix) disclosures made to middle- or back-office services providers to the Adviser who need to know such information to provide such services to the Adviser. Information may be provided to these parties at any time under conditions of confidentiality, including a duty not to trade on the Fund’s non-public holdings. “Conditions of Confidentiality” include confidentiality items included in written agreements, implied by the nature of the relationship or required by fiduciary or regulatory principles. The Adviser and other Fund service providers have established procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to disclose portfolio holdings information with respect to the Fund.
INVESTMENT LIMITATIONS
The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.
As a matter of fundamental policy, the Fund will not:
(1)     purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;
(2)    purchase securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(3)    borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(4)    make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;

(5)    underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
(6)    purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities ;
(7)    purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or
(8)    issue senior securities, except to the extent permitted by the 1940 Act.
TRUSTEES AND OFFICERS
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017.	10	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013; Interim Managing Director, Park Agency, Inc., since 2020.	10	Trustee, Madison Funds, since 2019 (15 portfolios); Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017 (2 portfolios).
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Venture Partner and General Counsel, Motley Fool Ventures LP, since 2018; Adjunct Professor, Washington College of Law, American University, since 2006; General Counsel, Motley Fool Asset Management, LLC (2008 – 2018); Manager, Motley Fool Wealth Management, LLC (2013 – 2018).	10	None
James R. Schoenike (Born 1959)	Trustee since July 2016(4)	Retired; Distribution Consultant (2018 – 2021); President and CEO, Board of Managers, Quasar Distributors, LLC (2013 – 2018).	10	None
(1)The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)The Trust currently has 9 active portfolios in addition to the Fund, which will commence operations as a series of the Trust as of the closing of the Reorganization. As of the date of this SAI, one portfolio of the Trust (the Dakota Emerging Markets Fund) has been registered but has not yet commenced operations.
(4)Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC, (“Quasar”), the distributor to several series of the Trust.
As of the date of this SAI, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Adviser or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name, Year of Birth and Address	Position(s) Held with the Trust and Length of Time Served (3)	Principal Occupation(s) During the Past Five Years
OFFICERS
Scott M. Ostrowski(1) (Born 1980)	President and Principal Executive Officer, since August 10, 2021	Senior Vice President, Compliance and Administration, Fund Services, since 2006
Alyssa M. Bernard(1) (Born 1988)	Vice President and Secretary, since August 20, 2019(4)	Vice President, Compliance and Administration, Fund Services, since 2021; Assistant Vice President, Compliance and Administration, Fund Services, 2018-2021; Attorney, Mutual Fund Disclosure, Waddell & Reed Financial, Inc., 2017-2018; Attorney, Corporate Governance, American Century Companies, Inc., 2014-2017
Justin Dausch(2) (Born 1989)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2020	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017
Matthew J. McVoy(1) (Born 1980)	Vice President, Treasurer, and Principal Financial Officer, since July 1, 2016(4)	Assistant Vice President, Compliance and Administration, Fund Services, since 2005
Colton W. Scarmardo(1) (Born 1997)	Assistant Treasurer, since May 11, 2021	Fund Administrator, Compliance and Administration, Fund Services, since 2019; Business Administration Student, 2015-2019
(1)The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)Mr. McVoy and Ms. Bernard have served as Vice Presidents of the Trust, in addition to their other positions held with the Trust, since May 11, 2021.

Leadership Structure and Responsibilities of the Board and the Committee. The Board has selected Scott Craven Jones to serve as Lead Independent Trustee. The position of Chairman of the Board is vacant and, as Lead Independent Trustee, Mr. Jones acts as Chairman. Mr. Jones’ duties include presiding at meetings of the Board and serving as Chairman during executive sessions of the Independent Trustees; interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings; acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings; helping to set Board meeting agendas; and performing other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.
The Board has established one standing committee – the Audit Committee. The Board may establish other committees or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets regularly to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committee, see the section “Audit Committee,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.
Audit Committee. The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and pre-approve the audit and non-audit services provided by the independent auditors; (3) review the scope of the audit and the results of the audit of the Fund’s financial statements; and (4) review with such independent auditors the adequacy of the Trust’s internal accounting and financial controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” Because the Fund is new, the Audit Committee has not met with respect to the Fund as of the date of this SAI.
Trustee Experience, Qualifications, Attributes and/or Skills. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.
Mr. Schoenike has been a trustee of the Trust since July 2016. He was employed by various subsidiaries of U.S. Bancorp from 1990 to 2018 and has decades of experience in the securities industry. In 2000, Mr. Schoenike founded Quasar and established Quasar as a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he served as President and Chief Executive Officer. Mr. Schoenike previously participated in the FINRA securities arbitration program as an industry arbitrator. Mr. Schoenike previously served as Chairman of the Board from July 2016 to December 2020.
Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 15 years of experience in the investment management industry. He has served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, since 2017. Prior to that, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, from 2011 to 2016. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA from the Anderson School of Management at UCLA and holds the Chartered Financial Analyst designation.
Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. He has over 25 years of experience in the asset management industry as an independent director, attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones currently is a trustee of two other registered investment companies and is a Managing Director of Carne Global Financial Services (US) LLC where his work includes director and risk oversight positions with investment advisers and serving as an independent director of private funds. Mr. Jones also currently serves as interim Managing Director of Park Agency Inc., a family office. Prior to that, he was an advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.
Mr. Greenberg has been a trustee of the Trust since July 2016 and serves on the Audit Committee. Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He also served as General Counsel to Motley Fool Asset Management, LLC from 2008 to 2018 and as Manager of Motley Fool Wealth Management, LLC from 2013 to 2018. He has been a Venture Partner of and General Counsel to Motley Fool Ventures LP since 2018. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Singapore, and Germany. Mr. Greenberg also has directorship experience through his service on the boards of private technology companies. He has a Master’s degree and a Juris Doctorate degree from Stanford University.
Risk Oversight. The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board provides risk oversight by receiving and reviewing, on a regular basis, reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.
Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Fund’s independent registered public accounting firm to ensure that the Fund’s audit scope includes risk-based considerations as to the Fund’s financial position and operations.
The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Security and Other Interests. As of the date of this SAI, no Trustees beneficially owned shares of the Fund.
Furthermore, as of the date of this SAI, neither the Independent Trustees, nor members of their immediate families, owned securities beneficially or of record, in the Adviser, the Distributor, or any of their affiliates. Accordingly, neither the Independent Trustees, nor members of their immediate family, have a direct or indirect interest or relationships, or been involved in any transactions, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.
Compensation. For their services as Independent Trustees, the Independent Trustees receive from the Trust an annual retainer in the amount of $25,000; a per meeting fee of $1,750 for each regular quarterly Board meeting attended; a per meeting fee of $1,750 for each Board or committee meeting attended in addition to the four regular Board meetings, the special investment advisory agreement review meeting, and the four regular Audit Committee meetings; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Lead Independent Trustee receives an additional $2,500 annual retainer and the Audit Committee Chair receives an additional $1,500 annual retainer.
The following table shows the compensation estimated to be earned by each Trustee for the Fund’s fiscal period ending October 31, 2022:

Independent Trustee	Estimated Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund and the Trust(3) Paid to Trustees:
Gaylord Lyman(2)	$838	$0	$0	$8,375
Lawrence Greenberg	$800	$0	$0	$8,000
Scott Craven Jones(4)	$863	$0	$0	$8,625
James Schoenike	$800	$0	$0	$8,000
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)Audit Committee chairman.
(3)There are currently 9 other series of the Trust.
(4)Lead Independent Trustee.
CODES OF ETHICS
The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

The Trust and the Adviser’s codes of ethics may be found on the SEC’s website at http://www.sec.gov in the exhibits to the Fund’s registration statement on Form N-1A.
PROXY VOTING
The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. The Adviser must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to the Fund. The Adviser will consider the factors that could affect the value of the Fund’s investment in its determination on a vote.
The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.
The Adviser’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for the Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters. The Adviser uses a third party vendor, Broadridge Financial Solutions, Inc., and its ProxyEdge voting service to process proxy votes for the firm’s clients. The Adviser also utilizes the research and recommendation services of another third party provider, Glass Lewis & Co.
Finally, the Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the Adviser will submit a separate report to the Board indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. The Adviser’s proxy voting policies and procedures are attached to this SAI as Appendix A.
The Fund’s proxy voting record for the twelve-month period ended June 30 of each year will be available by August 31 of the same year (i) without charge, upon request, by calling (855) 870-3188 and (ii) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. Further, as of the date this SAI, the Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund. As of the date of this SAI, there were no outstanding shares of the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
Mar Vista Investment Partners, LLC, located at 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025, serves as the adviser to the Fund pursuant to the advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Adviser was founded in November 2007 as a Delaware limited liability company. The Adviser provides investment advisory services to mutual funds, institutional accounts and individual investors. Silas Myers and Brian Massey, portfolio managers of the Fund, are control persons of the Adviser due to their positions with the Adviser and ability to appoint the majority of the Adviser’s board of directors.
Under the terms of the Advisory Agreement, the Adviser, with respect to the Fund, agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with the Fund.
The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated by the Trust, by vote of the Board or shareholders of the Fund, or the Adviser on 60 days’ written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Advisory Agreement.
Pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an annual advisory fee, paid monthly, of 0.60% of the Fund’s average daily net assets. Pursuant to an agreement, the Adviser has agreed to waive its management fee and reimburse Fund expenses to limit the Fund’s total annual operating expenses (excluding taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) to 0.63%, 0.71% and 1.07% for Retirement Shares, Institutional Shares and Investor Shares, respectively. The waivers and reimbursements will remain in effect through at least July 25, 2024. The Fund is new and has not paid fees to the Adviser pursuant to the Advisory Agreement as of the date of this SAI.
Prior to July 25, 2022, the Adviser served as investment sub-adviser to the Predecessor Fund and Harbor Capital served as investment adviser to the Predecessor Fund. In addition to investment advisory services,

Harbor Capital also provided administrative services to the Predecessor Fund pursuant to its investment advisory agreement with the Predecessor Fund (the “Predecessor Advisory Agreement”). The table below shows advisory fees paid by the Predecessor Fund to Harbor Capital under the Predecessor Advisory Agreement for the fiscal years ended October 31:

Fiscal Year Ended	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
October 31, 2021	$709,000	$0	$709,000
October 31, 2020	$666,000	$0	$666,000
October 31, 2019	$566,000	$0	$566,000
SERVICE PROVIDERS
Fund Administrator, Transfer Agent, and Fund Accountant
Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
The Fund is new and Fund Services has not received any fees for administrative services to the Fund as of the date of this SAI. Prior to July 25, 2022, Harbor Capital provided administrative services to the Predecessor Fund pursuant to the Predecessor Advisory Agreement.
Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Fund providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.
Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.

Custodian and Securities Lending Agent
U.S. Bank National Association (the “Custodian”), located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, an affiliate of Fund Services, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian maintains custody of securities and other assets of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, and collects income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.
Compliance Services
Vigilant Compliance, LLC (“Vigilant”) provides compliance services to the Fund pursuant to a service agreement between Vigilant and the Trust. Under this service agreement, Vigilant also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Dausch as Chief Compliance Officer of the Trust.
DISTRIBUTION OF SHARES
Quasar Distributors, LLC, (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services, and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO MANAGERS
Other Accounts Managed. The following table provides additional information about other accounts managed by the portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund as of February 28, 2022.

Portfolio Manager and Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Silas A. Myers, CFA
Registered Investment Companies	4	$563.6	0	$0
Other Pooled Investment Vehicles	4	$344.8	0	$0
Other Accounts	592	$2,354.9	0	$0
Brian L. Massey, CFA
Registered Investment Companies	4	$563.6	0	$0
Other Pooled Investment Vehicles	4	$344.8	0	$0
Other Accounts	592	$2,354.9	0	$0
Joshua J. Honeycutt, CFA
Registered Investment Companies	4	$563.6	0	$0
Other Pooled Investment Vehicles	4	$344.8	0	$0
Other Accounts	592	$2,354.9	0	$0
Jeffrey B. Prestine
Registered Investment Companies	4	$563.6	0	$0
Other Pooled Investment Vehicles	4	$344.8	0	$0
Other Accounts	592	$2,354.9	0	$0

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.
The Adviser understands that potential material conflicts of interest exist in “side-by-side” management.  As such, the Adviser has procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy.  When possible, the Adviser aggregates the same transactions in the same securities for many accounts to enhance execution.  Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.
Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity.  The Adviser utilizes a trade rotation in these situations.  The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro-rata allocation is not appropriate.

The Adviser’s Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.  Additional conflicts of interest may potentially exist or arise that are not discussed above.
Compensation. The following is a description of the structure of, and method used to determine the compensation received by the Fund’s portfolio managers or management team members from the Fund, the Adviser, or any other source with respect to managing the Fund and any other accounts, as of the date of this SAI.
The Adviser’s investment professionals receive a base salary commensurate with their level of experience.  The Adviser’s goal is to maintain competitive base salaries through a review of industry standards, market conditions and salary surveys.  Each Portfolio Manager’s compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of Adviser’s small-cap growth accounts.  Each Portfolio Manager participates in the Fund division’s profit growth through annual profit (bonus) distribution.  Compensation is tied to performance in this way.
Ownership of securities. As of the date of this SAI, the Fund had not yet commenced operations and no shares of the Fund were owned by the portfolio managers.
DISTRIBUTION (RULE 12b-1) PLAN
The Fund has adopted a distribution and shareholder service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Shares of the Fund.
Under the Distribution Plan, the Fund pays a Rule 12b-1 distribution and/or shareholder servicing fee to the Distributor and other authorized recipients (the “Distribution Fee”) for distribution and shareholder services on behalf of the Investor Shares of the Fund. The Distribution Fee for the Fund is an annual fee at the rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services to Investor Shares.
The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Investor Shares of the Fund. Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Investor Shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan. The Distributor does not retain any Distribution Fees for profit. All Distribution Fees are held in retention for distribution-related expenses.
The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Investor Shares of the Fund, the printing and mailing of prospectuses, statements of additional information and reports to other-than-current Fund shareholders, the printing and mailing of marketing material pertaining to the Fund, and administrative, shareholder services and other support services provided by financial intermediaries.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. The Distribution Plan also requires that the Independent Trustees select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Investor Shares outstanding. All material amendments to the Distribution Plan must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The Distribution Plan requires that the Distributor and/or the Trust’s administrator provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor and administrator are also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plan should be continued. The Board of Trustees, including a majority of the Qualified Trustees, has determined that there is a reasonable likelihood that the Distribution Plan will benefit the Investor Shares of the Fund. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to stimulate sales of Investor Shares and increase the Fund’s asset base. With the exception of the Adviser in its capacity as investment adviser to the Fund, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.
The Distribution Plan provides for the ability to use Investor Shares’ assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Investor Shares (distribution services) or for the provision of certain shareholder services. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Investor Shares of the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. Under the Distribution Plan, the Fund may, from time to time, make payments that help defray the expenses incurred by financial intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.
To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Investor Shares shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with the Fund’s participation in such platforms, all or a portion of the Distribution Fee may be used to pay one or more supermarket sponsors a negotiated fee for distributing and servicing the Fund’s Investor Shares. In addition, in its discretion, the Adviser may pay additional fees to intermediaries from its own assets for the distribution and servicing of shares of the Fund.
The Fund is new and has not incurred 12b-1 fees as of the date of this SAI. The Predecessor Fund had adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Administrative and Investor Classes of the Predecessor Fund (the “Predecessor Distribution Plans”). The Predecessor Distribution Plans authorized the Administrative Class and Investor Class to of the Predecessor Fund to pay an annual fee at the rate of up to 0.25% of the Predecessor Fund’s average daily net assets attributable to Administrative Class or Investor Class shares, respectively. The Predecessor Fund paid $2,000 in Distribution Fees pursuant to the Predecessor Distribution Plans during the fiscal year ended October 31, 2021.
SHAREHOLDER SERVICING PLAN
The Fund has adopted a Shareholder Servicing Plan on behalf of its Institutional Shares and Investor Shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder servicing agreement in an amount not to exceed 0.10% of average daily net assets of the Fund attributable to Institutional Shares and Investor Shares, respectively. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have entered into written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Institutional Shares or Investor Shares shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. Retirement Shares are not subject to the Shareholder Servicing Plan and do not pay shareholder servicing fees. The Predecessor Fund paid its transfer agent on a per-class basis for its services as shareholder servicing agent to the Predecessor Fund. For each class of the Predecessor Fund, except for the Retirement Class of shares, the Predecessor Fund’s transfer agent used a portion of those fees to pay unaffiliated financial intermediaries for providing certain sub-accounting, recordkeeping and/or similar services to shareholders who hold their shares through accounts that are maintained by the financial intermediaries.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Brokerage Transactions. The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Adviser has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for any securities transaction.
During the last three fiscal years, the Predecessor Fund paid the following brokerage commissions:

Fiscal Year Ended October 31,
2021	2020	2019
$7,000	$15,000	$12,000
The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Fund is newly organized and did not hold any securities of its regular broker-dealers as of the date of this SAI.
Brokerage Selection. The primary objective of the Adviser in placing orders on behalf of the Fund for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the Adviser considers, among other things, a broker or dealer’s: (i) general execution capability; (ii) operational ability to clear and settle transactions; (iii) competitive pricing in the market; (iv) willingness to commit capital; (v) creditworthiness and financial stability; (vi) integrity of broker-dealer personnel; and (vii) quality of research provided. The Adviser may also consider any special needs required by trading staff. The Adviser executes trades on behalf of the Fund from brokers approved by the Adviser.
Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion. The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a higher brokerage commission than those available from another broker. Research services that the Fund obtains from a broker-dealer in connection with the payment of brokerage commissions may either be the broker-dealer’s own proprietary research or third party research obtained by the broker-dealer through payment of a portion of their commissions to third parties for research products or services.
In addition to execution services, the Adviser also receives research and other products or services from broker-dealers and third-party service providers referred to as “soft dollar benefits.” Soft dollars are assets of the Adviser’s clients and are used to pay for research services utilized by the Adviser. The Adviser receives a benefit but does not pay for these services. Soft dollar benefits include a variety of research, investment information, and resources provided by the broker-dealer directly or through third parties that are expected to enhance the Adviser’s general portfolio management capabilities. Services provided may include software that provides analysis of securities portfolios, market data, financial newsletters and publications, trading software, and traditional research reports including written research.
The Adviser has entered into a service-level agreement (“SLA”) with Hood River Capital Management LLC (“Hood River”), the investment adviser to another series of the Trust . Under the SLA, the Adviser in its capacity as a back and middle office service provider is responsible for the financial management and reporting of soft dollar credits and payments for both the Adviser and Hood River. There may be instances where soft dollar services are jointly purchased by both the Adviser and Hood River collectively for the benefit of both advisers’ clients.  The respective firms will enter into these arrangements when the clients would benefit more than they would if they were to purchase these services independently.  Each firm is responsible for independently ensuring the suitability of services purchased by soft dollars.
During the fiscal year ended October 31, 2022, the Predecessor Fund directed transactions and paid $4,000 in brokerage commissions on transactions having a principal value of $22,805,541 because of research services.
Allocation of Portfolio Transactions. Some of the Adviser’s other clients have investment objectives and programs similar to that of the Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has established three classes of shares – Institutional Shares, Investor Shares, and Retirement Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class. For example, a change in the 12b-1 fee for a class would be voted upon only by shareholders of that class.
The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.
The Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.
The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its series into beneficial interests in such separate business trust or trusts or series thereof.
Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.
The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.
The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.
The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.
The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights or entitlement to indemnification.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchase of Shares. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call 855-870-3188. You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account.
Redemption of Shares. Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.

You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions.
If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which could take up to 10 days). Shareholders can avoid this delay by utilizing the wire purchase option. To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.
When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check or electronic funds transfer has not yet cleared, but the delay will be no longer than required to verify that the purchase amount has cleared, and the Fund will act as quickly as possible to minimize delay.
The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.
A shareholder’s right to redeem shares and to receive payment therefore may be suspended when: (a) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.
The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities

(redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.
Pricing of Shares. The price of the Fund’s shares is based on its NAV. The Transfer Agent determines the NAV per share of the Fund as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.
The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc. (“NASDAQ”), and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. In the event such market quotations are not readily available, fair value will be determined using procedures adopted by the Board.
Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.
The Board has delegated the day-to-day functions of determining the value of securities not otherwise valued by a pricing service to the Trust’s Valuation Committee.
DISTRIBUTIONS
Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders at least annually, as described in the Prospectus.

TAXATION OF THE FUND
General. The following summarizes certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Potential investors should consult their tax advisers with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.
The Fund qualified during its last taxable year, and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.
First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships.
Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses; or (3) one or more qualified publicly-traded partnerships.
Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt interest income, if any, for the year.
The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Services (“IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange, or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax convention.
Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct Social Security Number or other taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

A sale, exchange, or redemption of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, exchange, or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale, exchange, or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, exchange, or redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, exchange, or redemption. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, exchange, or redemption of the shares.
Capital Loss Carryforwards. As of October 31, 2021, the Fund had no long-term or short-term tax basis capital loss carryforwards.
Capital loss carryforwards can be carried forward indefinitely and will retain their character as short-term or long-term capital losses.
State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.
Taxation of Certain Investments. The tax principles applicable to transactions in certain financial instruments such as futures contracts and options that may be engaged in by the Fund are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.
The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when such shareholders sell, exchange or redeem such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange, or redemption of a share results in a gain or loss. If you sell, exchange, or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.
A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged, or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing NAVs. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange, or redemption of Fund shares.
If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
PERFORMANCE INFORMATION
The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.
FINANCIAL STATEMENTS
The Fund intends to adopt the financial statements of the Predecessor Fund. The Predecessor Fund’s audited financial statements for the fiscal year ended October 31, 2021, including the notes thereto and the report of the Predecessor Fund’s independent registered public accounting firm, included in the Predecessor Fund’s annual report are incorporated into this Statement of Additional Information by reference.

APPENDIX A
PROXY VOTING POLICIES

PROXY VOTING POLICIES AND PROCEDURES

General Principals
Mar Vista Investment Partners, LLC (“Mar Vista”) recognizes its responsibility to vote proxies with respect to securities owned by a client in the economic best interests of its client and without regard to the interests of Mar Vista or any other client of Mar Vista as outlined in these Proxy Voting Policies and Procedures (“Policies”).

These Policies apply to securities held in client accounts in which Mar Vista has direct voting authority. Unless specifically addressed in the investment advisory agreement, Mar Vista will vote proxies consistent with its fiduciary obligation. In some cases, the client has requested that Mar Vista not vote proxies for a particular account.

Mar Vista’s policy is to exercise its proxy voting discretion absent special circumstances and in accordance with the guidelines set forth in the Proxy Voting Guidelines (“Guidelines”) unless a client has requested the use of their own proxy voting guideline or direction and such guideline or direction is prudent under the circumstances. Any changes to the Guidelines must be pre-approved in writing by the Proxy Voting Committee (“The Committee”). The Committee includes the Operations Manager, the COO, the CCO and at least one Mar Vista portfolio manager. In addition, Mar Vista utilizes the services of a third-party proxy advisory firm, which provides the Firm with research, data and recommendations on management and shareholder proxy proposals. Mar Vista does not use automated voting by the third-party proxy advisory firm.

Voting Process
Mar Vista votes all proxies on behalf of a client’s portfolio in fundamentally driven strategies unless Mar Vista determines it would be in its clients' overall best interests not to vote. Such determination may apply with respect to all client holdings of the securities or only certain specified clients, as Mar Vista deems appropriate under the circumstances including:
a)the client requests in writing that Mar Vista not vote;
b)the proxies are associated with unsupervised securities;
c)the proxies are associated with securities transferred to Mar Vista’s management then liquidated;
d)the costs of voting the proxies outweigh the benefits; or
e)the proxy ballot is not received.

In addition, Mar Vista does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Mar Vista’s investment management services (“wrap agreement”). If Mar Vista does not vote the proxies, it may make proxy-voting recommendations to the brokerage consultant firm with whom it has a wrap agreement and that firm votes the proxies.

The Operations Department (“Operations”) is responsible for coordinating the voting of proxies received by Mar Vista. To help facilitate the proxy voting process, The Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

a)Supervises the proxy voting process, including the identification and review of potential material conflicts of interest involving Mar Vista and the proxy voting process with respect to securities owned by a client;
b)Determines how to vote proxies relating to issues not covered by these Policies; and
c)Determines when Mar Vista may deviate from these Policies.

The Committee will review the analyst or portfolio manager’s recommendation if it differs from the proxy advisory firm’s recommendation per the Guidelines. Following the review of the recommendation, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendation of the analyst or portfolio manager, the reasons for the disagreement will be documented. The Operations Department will keep documents of proxy decisions made by the Committee. Since Mar Vista generally considers the quality of a company’s management in making investment decisions, Mar Vista regularly votes proxies in accordance with the recommendations of a company’s management if there is no conflict with shareholder value.

When Mar Vista has proxy voting authority on an account, it adds up the shares owned by those accounts (“Eligible Shares”) and reconciles them to the shares reported by its proxy-voting agent. For those accounts where clients participate in securities lending, shares on loan will not be included in the Eligible Shares total. Generally, Mar Vista aims for less than a 10% difference in shares voted versus Eligible Shares. The difference of shares voted and Eligible Shares is usually due to and may include the timing of new and terminated accounts.

Mar Vista uses a proxy-voting agent to ensure that, as much as possible, Eligible Shares are voted and timely reporting is provided to Mar Vista and its clients. If Mar Vista receives ballots from a source other than the proxy-voting agent, Mar Vista will try to vote them using other means.

Conflicts of Interest
Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

a)Voting the proxy in accordance with the voting recommendation of an unaffiliated, third- party proxy advisory firm; or
b)Voting the proxy pursuant to client direction.

Voting the securities of an issuer in which the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of these Policies:

a)The issuer is a client of Mar Vista and Mar Vista manages its portfolio or its retirement plan. In such a case, Mar Vista will obtain an independent, third-party opinion and will follow the recommendation of the third-party;

b)The issuer is an entity in which the Mar Vista industry analyst or portfolio manager assigned to review the proxy has a relative1 in management of the issuer or an acquiring company. In such a case, the analyst or portfolio manager will not make any vote recommendations and another analyst or portfolio manager will review the proxy. Although the proxy will be re-assigned, the industry analyst or portfolio manager will still be available to answer questions about the issuer from other Committee members;
c)The issuer is an entity in which a Committee member has a relative in management of the issuer or an acquiring company. In such a case, the Committee member with the conflict will not vote on the proxy and the alternate member of the Committee will vote instead;
d)The issuer is an entity in which an officer or director of Mar Vista or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Mar Vista’s last three fiscal years. In such a case, Mar Vista will obtain an independent, third-party opinion and will follow the recommendation of the third-party;
e)Another client or prospective client of Mar Vista, directly or indirectly, conditions future engagement of Mar Vista on voting proxies with respect to any client's securities on a particular matter in a particular way;
f)Conflict exists between the interests of an employee benefit plan’s portfolio and the plan sponsor’s interests. In such a case, Mar Vista will resolve in favor of the plan’s portfolio; or
g)Any other circumstance in which Mar Vista’s duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies with respect to a specific vote or circumstance if:

a)The securities with respect to which Mar Vista has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities; and (ii) such securities do not represent more than 2% of the client's holdings with Mar Vista; and /or
b)The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), in which a material conflict of interest has been identified and the matter is not covered by the Policies, Mar Vista will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Committee's determination will take into account only the interests of the Fund, and the Committee will document the basis for the decision and furnish the documentation to the Fund’s Board or committee of the Board.

For clients other than Funds, in which a material conflict of interest has been identified and the matter is not covered by the Policies, the Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third-party.

1 For the purposes of these Policies, "relative" includes the following family members: spouse, minor children, stepchildren, or children or stepchildren sharing the person's home

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